As filed with the Securities and Exchange Commission on June 28, 2002

Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. (Check appropriate box or boxes)	[ ]

STRONG EQUITY FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

100 Heritage Reserve
Menomonee Falls, Wisconsin 53051
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (414) 359-3400

Richard W. Smirl
Strong Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051
 (Name and Address of Agent for Service)

Copies to:

Carol A. Gehl
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202
Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.
It is proposed that this filing will become effective on July 29, 2002, pursuant to Rule 488 under the Securities Act of 1933, as amended.
No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.
Title of Securities Being Registered

Class A shares of common stock, par value $.00001 per share, of Strong Advisor Large Company Core Fund, a series of the Registrant, and Investor Class shares of common stock, par value $.00001 per share, of Strong Large Company Growth Fund, a series of the Registrant.

PART A

ROCKHAVEN FUND
ROCKHAVEN PREMIER DIVIDEND FUND
each, a series of Advisors Series Trust

4455 East Camelback Road, Suite 261E
Phoenix, AZ 85018

August 2, 2002

Dear Shareholder:

         I am writing to inform you of the upcoming joint Special Meeting of Shareholders of the Rockhaven Fund and the Rockhaven Premier Dividend Fund (individually, a "Fund" and collectively, the "Funds"), each of which is a separate series of shares of the Advisors Series Trust (the "Trust"), to be held at 9:00 a.m., Central Time, Friday, August 30, 2002, at the offices of Strong Capital Management, Inc. ("Strong"), 100 Heritage Reserve, Menomonee Falls, WI 53051. At this meeting, you are being asked to vote on two important proposals affecting your Fund. The Board of Trustees of the Trust, after careful consideration, has unanimously approved a set of proposals relating to the engagement of Strong as the new investment adviser to the Funds. Strong is a widely recognized and respected provider of investment advisory services to mutual funds and other investment portfolios representing assets of approximately $45 billion as of May 31, 2002. The Board believes that implementation of these proposals will permit the Funds to transition smoothly to a successor investment adviser and that the proposals are in the best interests of shareholders.

         This letter provides a brief overview of the Board's proposals which, with your approval, will be implemented shortly after the Special Meeting.

         On June 13, 2002, Strong's parent company, Strong Financial Corporation, and the current investment adviser to the Funds, Rockhaven Asset Management, LLC ("Rockhaven"), among others, entered into a purchase agreement pursuant to which Strong Financial Corporation agreed to purchase all of the outstanding ownership interests in Rockhaven, subject to the satisfaction of certain conditions. Assuming consummation of this purchase transaction, there will be a change of control of Rockhaven which, in turn, will result in an assignment of the investment advisory agreement between Rockhaven and each Fund. Upon this assignment, the current investment advisory agreement between Rockhaven and the Funds will terminate automatically, and, subject to shareholder approval, a new advisory agreement between Strong and the Funds will take effect. Accordingly, the first proposal you are requested to vote on is approval of a new advisory agreement between your Fund and Strong, the proposed new investment adviser to the Funds. This proposal will not be implemented unless the purchase of Rockhaven is consummated.

         You are also being asked to approve an agreement and plan of reorganization which will result in your Fund becoming part of a newly created, separate series of shares of the Strong Equity Funds, Inc., an open-end management investment company organized as a Wisconsin corporation. This proposal will not be implemented unless the new advisory agreement is approved by shareholders (subject to exception if Strong waives this condition) and the purchase of Rockhaven is consummated.

         The Board of Trustees of the Trust has unanimously approved these proposals and recommends a vote "FOR" each proposal. If you have any questions regarding the issues to be voted on or need assistance in voting by proxy, please call Rockhaven at (800) 522-3508.

         The enclosed materials provide more information about this vote. Please vote by completing, dating, and signing your proxy card and mailing it to us today. You also may authorize proxies to cast your vote, which is commonly known as proxy voting, by phone or by Internet according to the enclosed Voting Instructions.

         Thank you for investing in the Funds and for your continuing support.
Sincerely,
Eric M. Banhazl President

Enclosures

ROCKHAVEN FUND
ROCKHAVEN PREMIER DIVIDEND FUND
each, a series of Advisors Series Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, AUGUST 30, 2002

         Advisors Series Trust, a Delaware business trust (the "Trust"), will hold a joint Special Meeting of Shareholders (the "Meeting") of the Rockhaven Fund and the Rockhaven Premier Dividend Fund (individually, a "Fund" and collectively, the "Funds"), each of which is a separate series of shares of the Trust, at 100 Heritage Reserve, Menomonee Falls, WI 53051, on Friday, August 30, 2002, at 9:00 a.m., Central Time. At the Meeting, shareholders of each Fund, voting separately, will be asked to consider and act upon the proposals noted below:

1. To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Strong Capital Management, Inc., the proposed new investment adviser to the Funds;

2. To approve an agreement and plan of reorganization between the Trust, on behalf of each Fund, and Strong Equity Funds, Inc., on behalf of certain newly created series of shares (each, a "Strong Fund"), whereby each Strong Fund would acquire all of the assets and liabilities of the corresponding Fund in exchange for the Strong Fund's shares, which would be distributed pro rata by each Fund to the holders of its shares in complete liquidation of the Fund; and

3. To consider and act upon any other business which may properly come before the Meeting or any adjournments thereof.

         Only shareholders of record at the close of business on Tuesday, July 2, 2002, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR PROXY VOTE BY

TOLL-FREE TELEPHONE OR AT OUR WEBSITE

IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS

         As a shareholder, you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to authorize proxies to cast your votes, which is commonly referred to as proxy voting. You can do this in one of three ways: by (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) the Internet. Your prompt voting by proxy will help assure a quorum at the Meeting. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting, either by writing to the Secretary of the Trust at the Trust's address noted in the Proxy Statement/Prospectus or in person at the time of the Meeting. A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed in the enclosed Voting Instructions. If you are a shareholder of more than one Fund, you will receive a separate proxy card for each Fund.

By Order of the Board of Trustees,
Chad E. Fickett Secretary

August 2, 2002

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

         Question: What are shareholders being asked to vote on at the upcoming meeting on August 30, 2002?

         Answer: The Board of Trustees of the Trust has called a joint Special Meeting of the Shareholders of the Funds at which you will be asked to approve a set of proposals relating to the engagement of Strong Capital Management, Inc. ("Strong") as the new investment adviser to the Funds.

         Question: Why is Strong proposed to be the new investment adviser?

         Answer: Strong's parent company, Strong Financial Corporation ("Strong Financial"), has agreed to purchase all of the outstanding ownership interests in the Funds' current investment adviser, Rockhaven Asset Management, LLC ("Rockhaven"), subject to the satisfaction of certain conditions. Assuming this purchase transaction is consummated, there will be a change of control of Rockhaven which will result in an assignment of the investment advisory agreement between Rockhaven and each Fund. This assignment will cause the Funds' current investment advisory agreement with Rockhaven to terminate. Upon termination of the current investment advisory agreement, and subject to shareholder approval, a new advisory agreement between Strong and the Funds will be implemented. Accordingly, the new advisory agreement, with Strong serving as the investment adviser to the Funds, is being proposed for consideration by shareholders in connection with Strong Financial's acquisition of Rockhaven. The new investment advisory agreement is substantially similar to the current advisory agreement.

         If approved by shareholders, the new investment advisory agreement will take effect on or about September 5, 2002. Implementation of the new advisory agreement is subject to consummation of Strong Financial's purchase of Rockhaven.

         Question: What else are shareholders asked to approve?

         Answer: You are also asked to approve an agreement and plan of reorganization and the transactions contemplated thereby pursuant to which each Fund will reorganize from a series of the Trust, a Delaware business trust, to a newly created series of the Strong Equity Funds, Inc., a Wisconsin corporation. This reorganization is being proposed to assimilate the Funds into the Strong Family of Funds.

         If approved by shareholders, the reorganization will take effect on or about September 13, 2002. Implementation of the reorganization is subject to shareholder approval of the new investment advisory agreement with Strong (unless Strong waives this condition) and consummation of Strong Financial's purchase of Rockhaven.

         Question: I'm a small investor. Why should I bother to vote?

         Answer: Your vote makes a difference. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, we will need to solicit votes again, which will be costly.

         Question: Who gets to vote?

         Answer: Any person who was a record owner of shares on the "record date," which was the close of business on Tuesday, July 2, 2002, gets to vote - even if the person later sold the shares. Shareholders are entitled to cast one vote for each Fund share owned and a fractional vote for each fractional share owned on the record date.

         Question: How can I vote?

         Answer: You can vote your shares in person at the meeting. Alternatively, you may authorize proxies to cast your vote, which is commonly referred to as proxy voting, in one of three ways:

    By toll-free telephone
    Through the Internet
    By mail, using the enclosed proxy card

         We encourage you to proxy vote by telephone or Internet, using the number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement/Prospectus before you vote.

         Question: I plan to proxy vote by telephone. How does telephone voting work?

         Answer: To proxy vote by telephone, please read the enclosed Voting Instructions.

         Question: I plan to proxy vote through the Internet. How does Internet voting work?

         Answer: To proxy vote through the Internet, please read the enclosed Voting Instructions.

         Question: I plan to proxy vote by mail. How should I sign my proxy card?

         Answer: If you are an individual account owner, please sign exactly as your name appears on the proxy card. Each owner of a joint account should sign the proxy card. The signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

         Also, you should note that if you are a shareholder of more than one Fund, you will receive a separate proxy card for each Fund.

         Question: Who should I call if I have questions about voting?

         Answer: You can call Rockhaven at 1-800-522-3508.

PROXY STATEMENT/PROSPECTUS

August 2, 2002

ROCKHAVEN FUND
ROCKHAVEN DIVIDEND PREMIER FUND
each, a series of Advisors Series Trust

4455 East Camelback Road, Suite 261E
Phoenix, AZ 85018
1-800-522-3508

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

STRONG ADVISOR LARGE COMPANY CORE FUND
STRONG LARGE COMPANY GROWTH FUND
each, a series of Strong Equity Funds, Inc.

100 Heritage Reserve
Menonomee Falls, WI 53051
1-800-368-3863

         This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Trustees of the Advisors Series Trust (the "Trust") for use at the joint Special Meeting of Shareholders (the "Meeting") of the Rockhaven Fund and the Rockhaven Premier Dividend Fund (individually, a "Fund" and collectively, the "Funds") to be held at 100 Heritage Reserve, Menomonee Falls, WI 53051, on Friday, August 30, 2002, at 9:00 a.m., Central Time, and any adjournments or postponements of the Meeting. At the Meeting, shareholders will be asked to approve the following two proposals:

    First, shareholders of each Fund, voting separately, will be asked to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Strong Capital Management, Inc. ("Strong"), the proposed new investment adviser to the Funds. The new investment advisory agreement, a copy of which is attached hereto as Exhibit A, will have substantially similar terms, conditions and fees as the current advisory agreement between the Trust, on behalf of each Fund, and Rockhaven Asset Management, LLC ("Rockhaven").
    Second, shareholders of each Fund, voting separately, will be asked to approve an agreement and plan of reorganization between the Trust, on behalf of each Fund, and the Strong Equity Funds, Inc. (the "Corporation"), on behalf of certain newly created series of shares (each, a "Strong Fund" and collectively, the "Strong Funds"), whereby each Strong Fund would acquire all of the assets and liabilities of the corresponding Fund in exchange for the Strong Fund's shares, which would be distributed pro rata by each Fund to the holders of its shares in complete liquidation of the Fund (the "Reorganization"). A copy of the agreement and plan of reorganization is attached hereto as Exhibit B. As a result of the Reorganization, each Fund shareholder will become a shareholder of the corresponding Strong Fund, which will have substantially similar investment objectives, policies and strategies as the Fund it is acquiring.

         These proposals are being presented to shareholders for approval as a result of the proposed purchase by Strong's parent company, Strong Financial Corporation, of all of the ownership interests in Rockhaven. This purchase is conditioned upon, among other things, shareholder approval of the first proposal. If the first proposal is not approved, the purchase of Rockhaven by Strong Financial Corporation will not occur, unless Strong waives this condition. If the purchase of Rockhaven does not occur, the second proposal will not be implemented. If the first proposal is not approved, but the purchase of Rockhaven is consummated despite this fact and Proposal 2 is approved, Proposal 2 will be implemented.

         This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposals. You should read it and keep it for future reference.

         Each Fund is a separate series of shares of the Trust, a Delaware business trust, and each Strong Fund is a separate series of shares of the Corporation, a Wisconsin corporation. Both the Trust and the Corporation are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). For simplicity, actions are described in the Proxy Statement/Prospectus as being taken by either the Funds or the Strong Funds, although actions are actually taken either by the Trust, on behalf of the Funds, or the Corporation, on behalf of the Strong Funds.

         The principal business address of the current investment adviser of the Funds, Rockhaven Asset Management, LLC, is 100 First Avenue, Suite 850, Pittsburgh, PA 15222. The principal business address of the current principal distributor of Fund shares, Quasar Distributors, LLC ("Quasar"), is 615 East Michigan Street, Milwaukee, WI 53202. The principal business address of the Funds' current administrator, U.S. Bancorp Fund Services, LLC ("UBFS"), is 615 East Michigan Street, Milwaukee, WI 53202. Quasar and UBFS are affiliated.

         The following documents have been filed with the SEC and are incorporated by reference in this Proxy Statement/Prospectus:

    Prospectus and Statement of Additional Information for the Funds, both dated January 28, 2002,
    Preliminary Prospectuses for the Strong Funds dated June 28, 2002, as follows:
    Preliminary Prospectus for the Strong Advisor Large Company Core Fund (Class A, B and C shares)
    Preliminary Prospectus for the Strong Large Company Growth Fund (Investor Class shares),
    Preliminary Statements of Additional Information for the Strong Funds dated June 28, 2002, as follows:
    Preliminary Statement of Additional Information for the Strong Advisor Large Company Core Fund (Class A, B, C and K shares)
    Preliminary Statement of Additional Information for the Strong Large Company Growth Fund (Investor Class shares),
    Statement of Additional Information relating to this Proxy Statement/Prospectus dated August 2, 2002.

         Copies of these documents are available upon request and without charge by writing to the Funds at 4455 East Camelback Road, Suite 261E, Phoenix, AZ 85018 or by calling 1-800-522-3508, or by writing to the Strong Funds at P.O. Box 2936, Milwaukee, WI 53201 or by calling 1-800-368-3863.

         The Annual Report to Shareholders of the Funds for the fiscal year ended September 30, 2001, containing audited financial statements, and the Semi-Annual Report to Shareholders of the Funds for the six months ended March 31, 2002, which contains unaudited financial statements, have been previously mailed to shareholders. If you do not have a copy, additional copies are available by writing or calling the Funds at the address and telephone number listed above. Because the Strong Funds are new and have not yet commenced operations, no Annual or Semi-Annual Report to Shareholders is available.

         Preliminary Prospectuses for the Strong Funds dated June 28, 2002 accompany this Proxy Statement/Prospectus.

         The accompanying Notice of Meeting of Shareholders, this Proxy Statement/Prospectus and the accompanying proxy card were first mailed to shareholders of the Funds on or about August 2, 2002.

____________________________________

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this combined proxy statement and prospectus. Any representation to the contrary is a criminal offense.

_____________________________________

Table of Contents

PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
WITH STRONG CAPITAL MANAGEMENT, INC.

         Background. The Funds commenced operations in November 1997, and since that time, the Funds' investment adviser has been Rockhaven, with Christopher H. Wiles and Lawrence E. Eakin, Jr., having primary responsibility for the day-to-day management of the Funds' portfolios. The current investment advisory agreement between each Fund and Rockhaven (the "Current Advisory Agreement") is dated as of September 5, 1997. It was approved by the initial shareholders of the Funds on November 3, 1997 and was last approved by the Board of Trustees of the Funds on December 3, 2001.

         On June 13, 2002, Strong's parent company, Strong Financial Corporation ("Strong Financial"), Rockhaven, and the current owners of Rockhaven, Mr. Wiles and AmSouth Bank, entered into a purchase agreement pursuant to which Strong Financial agreed to purchase all of the outstanding ownership interests in Rockhaven, subject to the satisfaction of certain conditions, including the procurement of shareholder approvals. Assuming these conditions are met, Strong Financial will acquire control of Rockhaven in exchange for a cash payment to the current owners of Rockhaven.

         The Current Advisory Agreement between each Fund and Rockhaven, both by its terms and pursuant to a requirement of the 1940 Act, will terminate automatically upon its "assignment." The transfer of all of the outstanding ownership interests in Rockhaven from the current owners to Strong Financial would constitute such an assignment, terminating the Current Advisory Agreement. The 1940 Act also prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by shareholders. Consequently, in order for Strong to serve as the investment adviser to the Funds, shareholders of the Funds must approve a new investment advisory agreement (the "New Advisory Agreement"). The proposed New Advisory Agreement is substantially similar to the Current Advisory Agreement except for the effective date, the replacement of Rockhaven with Strong as investment adviser and other relatively minor changes conforming the agreement to the form of advisory agreement Strong has in place with the other mutual funds it advises. The advisory fee in the New Advisory Agreement is proposed to be the same as the advisory fee in the Current Advisory Agreement, except that the new advisory fee will decrease as Fund assets increase.

         Assuming shareholder approval of the New Advisory Agreement with Strong and the closing of the change of ownership at Rockhaven, the Funds' portfolios will continue to be managed in substantially the same manner they are currently managed and the portfolio managers will remain unchanged. This is true regardless of whether Proposal 2, discussed below, is approved by shareholders.

         Board Deliberations. The Board of Trustees of the Funds, including all directors who are not "interested persons" of the Funds, as defined in the 1940 Act, [unanimously] approved the New Advisory Agreement at a meeting held in person on June 28, 2002. The Board determined that execution of the New Advisory Agreement is in the best interests of shareholders and, accordingly, [unanimously] decided to recommend approval of the New Advisory Agreement to shareholders.

         In considering whether to recommend that the New Advisory Agreement be approved by shareholders of the Funds, the Board of Trustees reviewed, among other things: comparative expense ratio and advisory fee data; extensive materials about Strong including its key services and operations; financial information on Strong; information on the proposed reorganization of the Funds (discussed under Proposal 2); the proposed New Advisory Agreement and a summary of its important terms; and the Current Advisory Agreement and a summary of its important terms.

         In considering the New Advisory Agreement, the Board of Trustees considered a variety of factors that they deemed relevant, but did not identify any single factor as all-important or controlling. The following summary does not detail all the matters considered. Factors considered in connection with the approval of the New Advisory Agreement included the following:

(1) The Board's belief that Strong is a widely recognized and respected provider of investment advisory and shareholder servicing services to mutual fund investors, having been in the investment management business since 1974; as of May 31, 2002, Strong had total assets under management of approximately $45 billion;

(2) The Board's belief that approval of the New Advisory Agreement will permit the Funds to transition smoothly from management by a relatively small investment advisory organization to a successor investment adviser with greater organizational and financial strength and depth and that implementation of the New Advisory Agreement is in the best interests of shareholders;

(3) The Board's recognition of the fact that Messrs. Wiles and Eakin will continue to serve as the portfolio managers of the Funds, and the Board's belief that there would be no diminution of the scope or quality of the advisory services provided to the Funds under the New Advisory Agreement;

(4) The Board's belief that the Funds' investment performance may benefit from access to Strong's proprietary research and investment strategies; and

(5) The fact that the annual investment advisory fee under the New Advisory Agreement will equal the fee currently payable by the Funds under the Current Advisory Agreement (and that it may decrease over time as the Funds grow larger), and the substantially similar nature of the other terms and conditions of the New Advisory Agreement as compared to the Current Advisory Agreement.

         The Board further considered whether the arrangements between Strong Financial, Strong, and Rockhaven comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Funds cannot be "interested persons" (as defined in the 1940 Act) of Strong or Rockhaven. The Board of Trustees is currently, and will continue to be following the change in ownership at Rockhaven, in compliance with this provision of Section 15(f). Also, the Board of Directors of the Strong Funds will likewise be in compliance with Section 15(f). Second, an "unfair burden" must not be imposed upon the Funds as a result of this transaction or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after closing of this transaction whereby Strong, Rockhaven, or any interested person of Strong or Rockhaven receives or is entitled to receive any compensation, directly or indirectly, from the Funds or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for the Funds). Strong has agreed to use its reasonable best efforts to comply with the provisions of Section 15(f).

         Comparison of New and Current Advisory Agreements. A copy of the New Advisory Agreement is attached to this Proxy Statement/Prospectus as Exhibit A. The following description of the New Advisory Agreement is only a summary and is qualified in its entirety by Exhibit A. The New Advisory Agreement as set forth in Exhibit A is between Strong and each Fund in their current form as series of the Trust, rather than in their reorganized form as series of the Corporation, because the New Advisory Agreement is proposed to become effective prior to closing of the reorganization discussed below in Proposal 2. Upon closing of the reorganization, the New Advisory Agreement will be re-executed by Strong and the Corporation, on behalf of each Strong Fund. However, because approval of this Proposal 1 is not dependent upon the approval of Proposal 2, the Funds may enter into the New Advisory Agreement even if Proposal 2 is not approved.

         The New Advisory Agreement provides that Strong will provide certain investment advisory services to the Funds, including investment research and management, subject to the supervision of the Board of Trustees of the Funds. The New Advisory Agreement also provides that Strong will furnish office space, office facilities, equipment, personnel, and clerical services for the Funds relating to research, statistical, and investment work. In addition, the New Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the New Advisory Agreement, Strong shall have no liability to the Funds or their shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security. In placing orders for the purchase or sale of securities for the Funds, the New Advisory Agreement authorizes Strong, as permitted by applicable law, to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research services provided by the broker. The Current Advisory Agreement is substantially similar to the New Advisory Agreement with respect to all of the above provisions.

         Under the New Advisory Agreement, Strong will be compensated by the Funds for its investment advisory services at the annual rate of 0.75% of each Fund's average daily net assets, computed and payable daily. This rate will continue in effect so long as a Fund's average daily net assets remain under $4 billion. If assets increase to at least $4 billion but less than $6 billion, the annual rate will decrease to 0.725%, and if assets increase to at least $6 billion, the annual rate will decrease again to 0.70%. In addition, Strong has contractually agreed to waive its advisory fees and/or absorb expenses for the Funds for an indefinite period of time in order to keep each Fund's total annual operating expenses at no more than 1.50%. This expense cap agreement, which is required to remain in effect until at least May 1, 2003, may be terminated by the Board of Trustees of the Funds, in its sole discretion, or by Strong, with the consent of the Board of Trustees. By comparison, under the Current Advisory Agreement, Rockhaven is compensated by the Funds for its investment advisory services at the flat annual rate of 0.75% of each Fund's average daily net assets, computed daily and payable monthly, with no gradual decline in the rate as the Funds grow in size. In addition, Rockhaven has contractually agreed to waive its advisory fees and/or absorb expenses for the Funds for an indefinite period of time in order to keep each Fund's total annual operating expenses at no more than 1.50%. This expense cap agreement, which is in effect for an indefinite period of time, may be terminated at any time by the Board of Trustees of the Funds, in its sole discretion, or by Rockhaven, with the consent of the Board of Trustees.

         Other differences between the Current Advisory Agreement and the New Advisory Agreement are as follows:

    Under the Rockhaven expense cap agreement discussed above, in the event Rockhaven waives its advisory fees and/or absorbs Fund expenses, Rockhaven is entitled to request repayment of such fees and expenses by the Funds at any time during the first three fiscal years succeeding the fiscal year during which the waiver or absorption took place, but only if such repayments can be achieved within a Fund's then current expense limitations, if any; provided that during the initial six years and seventh year of the Funds' operations, Rockhaven is permitted to request repayment of fees and expenses that were waived and/or absorbed as much as five years and four years, respectively, prior to the date of the request. Under the Strong expense cap agreement discussed above, in the event Strong waives its advisory fees and/or absorbs Fund expenses, Strong is entitled to request repayment of such fees and expenses by the Funds at any time during the first three fiscal years succeeding the fiscal year during which the waiver or absorption took place, but only if such repayment can be achieved within a Fund's then current expense limitations, if any.
    The Current Advisory Agreement permits the Board of Trustees to retain additional investment advisers for the Funds. In the event the Board determines to do this, shareholder approval of any new investment advisory agreement would be required. The New Advisory Agreement permits Strong to delegate some or all of its duties under the agreement to a subadviser. In the event Strong determines to do this, shareholder approval of any proposed subadvisory agreement would be required.
    The Current Advisory Agreement flatly prohibits Rockhaven, its officers, and employees from taking short positions in Fund shares. The New Advisory Agreement prohibits Strong, its officers, directors, agents, and shareholders from taking short, or long, positions in Fund shares other than long positions for investment purposes. The Current Advisory Agreement also prohibits Rockhaven, its officers, and employees from borrowing from the Funds or using the Funds' assets in connection with any borrowing which would not directly benefit the Funds. There is no similar provision in the New Advisory Agreement; however, as a general policy, Strong currently prohibits itself and its officers and employees from borrowing from the mutual funds Strong advises (which would include the Funds).
    Under the Current Advisory Agreement, in addition to the general liability provisions discussed above, Rockhaven is liable to the Funds for any loss incurred by the Funds as a result of any improper investment made by Rockhaven. There is no similar additional liability provision in the New Advisory Agreement.
    The Current Advisory Agreement requires each party (the "Indemnifying Party") to indemnify the other party (the "Indemnified Party") for losses arising out of the Indemnifying Party's performance of, or the failure to perform, its duties under the agreement; provided, that no indemnification is required in the event that losses result from the Indemnified Party's own willful misfeasance, bad faith, negligence, or reckless disregard of its duties under the agreement. There is no similar indemnification provision in the New Advisory Agreement.

         The New Advisory Agreement has a few other slight differences from the Current Advisory Agreement because it is intended to conform to the form of advisory agreements used by Strong with the other mutual funds it advises. For example, the New Advisory Agreement is governed under Wisconsin law, whereas the Current Advisory Agreement is governed under Arizona law.

         The New Advisory Agreement will continue in effect for two years after its effective date and, unless earlier terminated, from year to year thereafter, provided that each such continuance is approved annually by (1) either the Board of Trustees of the Funds or by the vote of a majority of the outstanding securities of each Fund, and in either case, (2) by a majority of the members of the Board of Trustees who are not parties to the New Advisory Agreement or "interested persons" of any such party.

         Payments under Advisory Agreement. During the fiscal year ended September 30, 2001, Rockhaven received $225,189 as compensation for its investment advisory services to the Funds. During that period, the Rockhaven Fund accrued $33,611 in advisory fees, all of which were waived by Rockhaven. Rockhaven also reimbursed the Rockhaven Fund an additional $110,644 in expenses. During that period, the Rockhaven Premier Dividend Fund accrued $278,694 in advisory fees, of which $53,505 was waived by Rockhaven. Had the New Advisory Agreement been in effect during that period, the same payments, waivers, and reimbursements would have been made.

         Fee Comparison. The fees and expenses shareholders of the Funds currently pay, directly and indirectly, will not change as a result of implementation of the New Advisory Agreement. For a discussion of the changes in fees and expenses that will result upon implementation of the Reorganization, refer to the discussion under Proposal 2.

         Officers and Directors of the Funds. None of the officers or directors of the Funds are officers, directors, or employees of Rockhaven, nor do they hold any ownership interest in Rockhaven. In the event the New Advisory Agreement is approved and Strong becomes the new investment adviser of the Funds, none of the officers or directors of the Funds will be officers, directors, or employees of Strong, nor will they hold any ownership interest in Strong. In the event the Reorganization is implemented, however, and the Funds become part of the Strong Family of Funds, the officers and directors of the Funds will change, such that all of the officers and one director will be affiliated with Strong. Please refer to the discussion under Proposal 2 for more information.

         Strong's Experience Managing Similar Funds. Strong currently acts as the investment adviser to the mutual funds identified below, each of which has a similar investment objective as the Funds. The following information relates to the Class A shares of these funds, which are the most similar to the Funds:

Name of Strong Fund(1)	Asset Size(2)	Annual Management Fee(3)	Waivers/Reimbursements(4)

Advisor Strategic Income Fund	$20.0 million	.50%	None
Advisor U.S. Value Fund	$205.8 million	.55%	None
Balanced Fund	$260.0 million	.55%	None
Balanced Asset Fund	$8.3 million	.75%	2.29%
Blue Chip Fund	$287.2 million	.50%	None
Dividend Income Fund	$218.5 million	.70%	None
Energy Fund	$19.1 million	.75%	None
Growth and Income Fund	$894.4 million	.55%	None

(1)

Only mutual funds that have commenced operations are listed. Accordingly, even though the Strong Funds that will acquire the Funds have similar investment objectives as the Funds, since they have not yet commenced operations, they are not listed in the table.

(2)	Total assets as of May 31, 2002.
(3)	The annual management fee is expressed as a percentage of the average daily net asset value of the fund.
(4)	Strong waived fees and/or reimbursed expenses for the periods indicated.

         Benefits to Strong. Strong will receive certain benefits from its relationship with the Funds under the New Advisory Agreement. For example, Strong and the Funds will receive research and other services from brokers in exchange for allocating Fund brokerage. As discussed above, in carrying out the New Advisory Agreement, Strong may cause the Funds to pay a broker who provides brokerage and research services to Strong a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The New Advisory Agreement provides that such higher commissions will not be paid by the Funds unless (1) Strong determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided in terms of the particular transaction or in terms of Strong's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (2) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws, and (3) in the opinion of Strong, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term.

         Required Vote. Proposal 1 will be voted on separately by shareholders of each Fund. Approval of the New Advisory Agreement requires the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares. If the New Advisory Agreement is approved, it will become effective upon the closing of the change of ownership at Rockhaven, which is expected to occur on or about September 5, 2002. Assuming shareholder approval of Proposals 1 and 2, upon closing of the reorganization, the New Advisory Agreement will be re-executed so as to apply to the Corporation, on behalf of each Strong Fund.

         If shareholders do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in effect. In addition, if Proposal 1 is not approved, the change of ownership at Rockhaven will not occur, unless Strong decides to consummate the purchase of Rockhaven despite this fact. If Proposal 1 is not approved, but the purchase of Rockhaven is consummated and Proposal 2 is approved, Proposal 2 will be implemented.

         Recommendation of the Board. The Board of Trustees recommends that shareholders of each Fund vote for the New Advisory Agreement.

PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

         Introduction. The Reorganization is proposed to permit the assimilation of the Funds into the Strong Family of Funds. All of the mutual funds in the Strong Family of Funds are incorporated under the laws of Wisconsin. Accordingly, in connection with the change of ownership at Rockhaven and the proposed New Advisory Agreement, Strong asked the Board of Trustees of the Funds to approve the Reorganization, subject to shareholder approval.

         The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the agreement and plan of reorganization (the "Reorganization Plan"), a copy of which is attached to this Proxy Statement/Prospectus as Exhibit B, and in the documents incorporated by reference into this Proxy Statement/Prospectus.

         The Reorganization. In this Proxy Statement/Prospectus, the term "Reorganization" refers collectively to the transfer of all of the assets and liabilities of each Fund to the corresponding Strong Fund in exchange for the Strong Fund's shares, which will be distributed pro rata by each Fund to the holders of its shares in complete liquidation of the Fund.

         With respect to the Rockhaven Fund, the Reorganization will combine the Fund with the Strong Advisor Large Company Core Fund (the "Core Fund"). The Rockhaven Fund has one class of stock authorized, issued, and outstanding: shares of beneficial interest. The Core Fund is authorized to issue four classes of stock, no shares of which are issued or outstanding as of yet: Class A, B, C, and K. Upon the transfer of all assets of the Rockhaven Fund to the Core Fund, the Core Fund will issue to the Rockhaven Fund that number of full and fractional Class A shares having an aggregate net asset value equal to the aggregate net asset value of the Rockhaven Fund as of the close of business on the business day preceding the closing (the "Closing") of the Reorganization (the "Valuation Date"). The Core Fund will assume all of the liabilities of the Rockhaven Fund, and the Rockhaven Fund will distribute the Class A shares received in the exchange to the shareholders of the Rockhaven Fund, on a pro rata basis, in complete liquidation of the Rockhaven Fund. Shareholders of the Rockhaven Fund will not have to pay any sales charge on the Core Fund shares they receive in the Reorganization. In addition, the holding period for their Rockhaven Fund shares will carry over to Core Fund shares they receive in the Reorganization for purposes of determining the application of any redemption fee.

         With respect to the Rockhaven Premier Dividend Fund, the Reorganization will combine the Fund with the Strong Large Company Growth Fund (the "Growth Fund"). The Rockhaven Premier Dividend Fund has one class of stock authorized, issued, and outstanding: shares of beneficial interest. The Growth Fund is authorized to issue one class of stock, no shares of which are issued and outstanding as of yet: Investor Class. Upon the transfer of all of the assets of the Rockhaven Premier Dividend Fund to the Growth Fund, the Growth Fund will issue to the Rockhaven Premier Dividend Fund that number of full and fractional Investor Class shares having an aggregate net asset value equal to the aggregate net asset value of the Rockhaven Premier Dividend Fund as of the close of business on the Valuation Date. The Growth Fund will assume all of the liabilities of the Rockhaven Premier Dividend Fund, and the Rockhaven Premier Dividend Fund will distribute the Investor Class shares received in the exchange to the shareholders of the Rockhaven Premier Dividend Fund, on a pro rata basis, in complete liquidation of the Rockhaven Premier Dividend Fund. Shareholders of the Rockhaven Premier Dividend Fund will not have to pay any sales charge on the Growth Fund shares they receive in the Reorganization. In addition, the holding period for their Rockhaven Premier Dividend Fund shares will carry over to Growth Fund shares they receive in the Reorganization for purposes of determining the application of any redemption fee.

         Upon completion of the Reorganization, each shareholder of the Rockhaven Fund will own that number of full and fractional Class A shares of the Core Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Rockhaven Fund as of the close of business on the Valuation Date. Likewise, each shareholder of the Rockhaven Premier Dividend Fund will own that number of full and fractional Investor Class shares of the Growth Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Rockhaven Premier Dividend Fund as of the close of business on the Valuation Date.

         Until the Closing, shareholders of each Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Funds' transfer agent of a redemption request in proper form (subject to the imposition of the Funds' redemption fee, if applicable). Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of Class A shares of the Core Fund or Investor Class shares of the Growth Fund, as applicable, received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of each Fund will be canceled on the books of each Fund and the transfer books of each Fund will be permanently closed.

         The Reorganization is subject to a number of conditions, including, without limitation, the closing of the change of ownership of Rockhaven, approval of the Reorganization Plan and the transactions contemplated thereby described in this Proxy Statement/Prospectus by the shareholders of each Fund, the receipt of a legal opinion from counsel to the Strong Funds with respect to certain tax issues, and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Reorganization is expected to be effective on September 13, 2002, or such other date as is agreed to by the parties.

         The Reorganization Plan may be amended by the mutual consent of the parties thereto, notwithstanding approval thereof by Fund shareholders, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval. In addition, the Reorganization Plan may be terminated at any time prior to the Closing by either party thereto upon notice to the other.

         Board Deliberations. The Board of Trustees of the Funds, including all directors who are not "interested persons" of the Funds, as defined in the 1940 Act, [unanimously] approved the Reorganization and the Reorganization Plan at a meeting held in person on June 28, 2002. The Board determined that the Reorganization is in the best interests of shareholders and, accordingly, [unanimously] decided to recommend approval of the Reorganization and the Reorganization Plan to shareholders.

         In deciding to recommend that the shareholders of each of the Funds approve the Reorganization, the Board of Trustees reviewed a variety of materials and information, supporting documentation and agreements and representations, and has considered a variety of factors, related to the Reorganization. These factors include, but are not limited to: (1) that the investment objectives, policies, and restrictions of each Fund and the corresponding Strong Fund are substantially the same; (2) that the same personnel who manage the Funds will manage the Strong Funds after the Reorganization; (3) that the expense ratios and available information regarding the fees and expenses of the Funds and the Strong Funds are substantially the same, and that Strong has agreed to waive fees payable to it and/or reimburse the Strong Funds for expenses in excess of fixed expense caps and to maintain the total annual operating expenses of the Strong Funds at or equal to that of the current operating expense level of the Funds, at least until May 1, 2003; (4) the terms and conditions of the Reorganization, including that the expense of the Reorganization will not be borne by shareholders of the Funds, and that the Reorganization would not result in the recognition of any gain or loss for federal income tax purposes to the Funds or their shareholders; (5) that it will be more efficient from an operational, legal, compliance, and administrative standpoint for Strong, as the successor to Rockhaven, if the Funds become part of the Corporation, so that there will be one governing law for all the mutual funds Strong advises; (6) the many service features available to shareholders of the Strong Family of Funds, including the ability to exchange shares with the many different funds in that family; (7) the reputation, financial strength and resources of Strong; and (8) that the Corporation is an established investment company that has been in operation since 1990 and has responsible directors, management and service providers.

         Comparative Fee Table. The following Summary of Fund Expenses shows the fees for each Fund (based on each Fund's fees for the fiscal year ended September 30, 2001) and the corresponding Strong Fund (based on an estimate of each Strong Fund's fees for the fiscal year ended December 31, 2002).

Rockhaven Fund and Core Fund: Summary of Fund Expenses

Shareholder Fees (fees paid directly from your investment)	Rockhaven Fund	Core Fund Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	5.75%	5.75%
Redemption Fee(2)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.75%	0.75%(3)
Distribution and Service (12b-1) Fees(4)	0.25%	0.25%
Other Expenses	3.72%	3.42%
Total Annual Fund Operating Expenses	4.72%	4.42%
Less: Fee Waiver/Expense Reimbursement	<3.22%>(5)	<2.92%>(6)
Net Expenses	1.50% =====	1.50% =====

(1)

This sales charge is the maximum applicable to purchases of shares of the Rockhaven Fund or to purchases of Class A shares of the Core Fund, as applicable. Please note that you will not have to pay any sales charge on the Core Fund shares you receive in the Reorganization. In addition, with respect to shares of either the Rockhaven Fund or the Core Fund purchased in transactions unrelated to the Reorganization, you may not have to pay this sales charge because waivers are available. For example, sales charge waivers are available for Rockhaven Fund shareholders who acquire Class A shares of the Core Fund in connection with the Reorganization and whose Rockhaven Fund accounts were established prior to September 17, 1999. See "Purchase Information," below.

(2)

The redemption fee is imposed on redemptions made within one year of purchase. For the Rockhaven Fund, this fee is based on the original purchase price or the redemption proceeds, whichever is lower. For the Core Fund, it is based on the redemption proceeds. Please note that your holding period for your Rockhaven Fund shares will carry over to the Core Fund shares you receive in the Reorganization for purposes of determining the application of the redemption fee.

(3)	The Core Fund has a breakpoint schedule under which the investment advisory or management fee will decrease on fund net assets above designated levels.
(4)	Because these fees are paid out of fund assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(5)

Rockhaven has contractually agreed to waive its fees and/or absorb expenses for an indefinite period of time to ensure that the Rockhaven Fund's "Total Annual Fund Operating Expenses" do not exceed 1.50%. This contract may be terminated at any time by the Board of Trustees of the Rockhaven Fund or by Rockhaven.

(6)

Strong and its affiliates have contractually agreed to waive their fees and/or absorb expenses for an indefinite period of time to ensure that the Core Fund's "Total Annual Fund Operating Expenses" do not exceed 1.50%. This contract may be terminated at any time by the Board of Directors of the Core Fund or by Strong, but not before May 1, 2003.

Rockhaven Fund and Core Fund: Example of Effect on Fund Expenses

         The example set forth below is intended to help you compare the cost of investing in the Rockhaven Fund with the cost of investing in the Core Fund.

         The example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each fund are those shown in the table above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Rockhaven Fund(1),(3)	$819	$1,022	$1,346	$2,263
Core Fund - Class A(2),(3)	$819	$1,586	$2,464	$4,702

(1)	The numbers presented for all years are calculated based on the Rockhaven Fund's "Net Expenses," as shown in the table above.
(2)

The first-year number is calculated based on the Core Fund's "Net Expenses," as shown in the table above. The numbers for subsequent years are calculated based on the Core Fund's "Total Annual Fund Operating Expenses," as shown in the table above.

(3)	The 5.75% maximum sales charge is reflected in the example for all years. The 1.00% redemption fee is reflected in the first-year numbers only.

Rockhaven Premier Dividend Fund and Growth Fund: Summary of Fund Expenses

Shareholder Fees (fees paid directly from your investment)	Rockhaven Premier Dividend Fund	Growth Fund Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%(1)	None
Redemption Fee(2)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.75%	0.75%(3)
Distribution and Service (12b-1) Fees(4)	0.25%	0.25%
Other Expenses	0.64%	0.74%
Total Annual Fund Operating Expenses	1.64%	1.74%
Less: Fee Waiver/Expense Reimbursement	<0.14%>(5)	<0.24%>(6)
Net Expenses	1.50% =====	1.50% =====

(1)

This sales charge is the maximum applicable to purchases of shares of the Rockhaven Premier Dividend Fund. Since the Growth Fund does not charge a sales load on purchases of fund shares, if the Reorganization is approved by shareholders of the Rockhaven Premier Dividend Fund, such shareholders will no longer have to pay a sales load on purchases of the combined fund's shares.

(2)

The redemption fee is imposed on redemptions made within one year of purchase. For the Rockhaven Premier Dividend Fund, this fee is based on the original purchase price or the redemption proceeds, whichever is lower. For the Growth Fund, it is based on the redemption proceeds. Please note that your holding period for your Rockhaven Premier Dividend Fund shares will carry over to the Growth Fund shares you receive in the Reorganization for purposes of determining the application of the redemption fee.

(3)	The Growth Fund has a breakpoint schedule under which the investment advisory or management fee will decrease on fund net assets above designated levels.
(4)	Because these fees are paid out of fund assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(5)

Rockhaven has contractually agreed to waive its fees and/or absorb expenses for an indefinite period of time to ensure that the Rockhaven Premier Dividend Fund's "Total Annual Fund Operating Expenses" do not exceed 1.50%. This contract may be terminated at any time by the Board of Trustees of the Rockhaven Premier Dividend Fund or by Rockhaven.

(6)

Strong and its affiliates have contractually agreed to waive their fees and/or absorb expenses for an indefinite period of time to ensure that the Growth Fund's "Total Annual Fund Operating Expenses" do not exceed 1.50%. This contract may be terminated at any time by the Board of Directors of the Growth Fund or by Strong, but not before May 1, 2003.

Rockhaven Premier Dividend Fund and Growth Fund: Example of Effect on Fund Expenses

         The example set forth below is intended to help you compare the cost of investing in the Rockhaven Premier Dividend Fund with the cost of investing in the Growth Fund.

         The example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each fund are those shown in the table above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Rockhaven Premier Dividend Fund(1),(3),(4)	$819	$1,022	$1,346	$2,263
Growth Fund - Investor Class Shares(2),(4)	$253	$548	$944	$2,052

(1)	The numbers presented for all years are calculated based on the Rockhaven Premier Dividend Fund's "Net Expenses," as shown in the table above.
(2)

The first-year number is calculated based on the Growth Fund's "Net Expenses," as shown in the table above. The numbers for subsequent years are calculated based the Growth Fund's "Total Annual Fund Operating Expenses," as shown in the table above.

(3)	The 5.75% maximum sales charge is reflected in the example for all years.
(4)	The 1.00% redemption fee is reflected in the first-year numbers only.

         Investment Objectives, Policies, and Strategies. The following compares the investment objectives, policies and strategies of each Fund with the corresponding Strong Fund.

         Rockhaven Fund versus Core Fund. The Rockhaven Fund and the Core Fund have similar investment objectives, policies, and strategies and, therefore, are subject to similar risks. The investment objective of the Rockhaven Fund is to obtain above average current income together with capital appreciation, while the investment objective of the Core Fund is to obtain total return by investing for both income and capital growth. Accordingly, both funds seek to achieve capital appreciation together with current income. Neither investment objective can be changed without shareholder approval.

         The Rockhaven Fund seeks to achieve its investment objective by investing primarily in income-producing equity securities. In selecting investments for the Fund, Rockhaven looks for securities that it believes have good value, attractive yield, and potential for dividend growth. The Fund gives equal emphasis to capital appreciation and current yield in order to achieve its investment objective. Based on Rockhaven's assessment of market and economic conditions and outlook, Rockhaven may invest the Fund's assets in preferred and convertible stocks. Other securities the Fund may invest in include equity-linked securities, foreign securities, and lower rated securities. Regarding foreign securities, up to 50% of the Fund's total assets may be invested in such securities, either through direct investments or through American Depository Receipts ("ADRs"), although direct investments are not expected to exceed 5% of the Fund's total assets. Regarding lower rated securities, up to 50% of the Fund's total assets may be invested in convertible debt securities rated as low as C, or the equivalent, by a nationally recognized rating agency. In addition to the foregoing, the Fund may write covered call options on equity securities without limitation, and may invest up to 35% of its total assets in corporate bonds, notes, rights and warrants, as well as short-term obligations. Rockhaven may utilize an active trading approach in attempting to achieve the Fund's investment objective. Rockhaven may choose to sell a holding when it no longer offers attractive growth prospects or appears to be overvalued relative to the market, or to take advantage of a better investment opportunity.

         The Core Fund seeks to achieve its investment objective by investing at least 80% of its net assets in stocks of large-capitalization companies which offer the potential for capital growth or which are believed to be undervalued relative to the market based on earnings, cash flow, or asset value, consisting primarily of income-producing securities. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. To select investments, Strong gives equal emphasis to capital appreciation and current yield in order to achieve the Core Fund's investment objective, and may invest in convertible securities to generate higher income. The Core Fund may invest up to 25% of its net assets in foreign securities, either directly or through ADRs, and may invest up to 15% of its net assets in convertible debt obligations rated single B or lower. In addition, the Core Fund may write covered call options on equity securities without limitation, and may invest up to 20% of its net assets in debt obligations. Strong may utilize an active trading approach in attempting to achieve the Core Fund's investment objective. Strong may choose to sell a holding when it no longer offers attractive growth prospects or appears to be overvalued relative to the market, or to take advantage of a better investment opportunity.

         The primary differences between the Rockhaven Fund and the Core Fund are as follows:

    The Core Fund invests a substantial amount of its assets in large-capitalization companies which the portfolio managers believe are undervalued or offer growth prospects. Most of these securities pay interest or dividends. The Rockhaven Fund, on the other hand, is not limited to investments in large-capitalization stocks, instead focusing entirely on whether the stock, which must be viewed as having a good value, an attractive yield, and the potential for dividend growth, pays interest or dividends. Accordingly, while the Core Fund invests primarily in large-capitalization stocks, consisting primarily of income-producing securities, the Rockhaven Fund invests primarily in income-producing securities.
    In addition, the funds differ with respect to their respective limitations on the purchase of foreign securities, lower rated securities, and debt obligations. The Rockhaven Fund may invest more of its assets in foreign securities, which are generally more risky than domestic investments, than the Core Fund. The Rockhaven Fund may also invest a significant portion of its assets in non-investment grade securities, while the Core Fund's investments in these types of securities are more limited. Finally, the Rockhaven Fund may invest more of its assets in debt securities than the Core Fund, which intends to focus most of its investments in equities.

         As the foregoing illustrates, the Rockhaven Fund and the Core Fund have substantially similar investment objectives, policies and strategies. The reason for this is that the Rockhaven Fund's portfolio managers, Messrs. Wiles and Eakin, will continue to manage the combined fund after the Reorganization, with the intent being that while some limitations and restrictions may change slightly, the Rockhaven Fund's investments will essentially look the same before and after the transaction. A chart comparing the fundamental and non-fundamental investment restrictions of the Rockhaven Fund with those of the Core Fund is attached as Exhibit C.

         Rockhaven Premier Dividend Fund versus Growth Fund. The Rockhaven Premier Dividend Fund and the Growth Fund have similar investment objectives, policies, and strategies and, therefore, are subject to similar risks. The investment objective of the Rockhaven Premier Dividend Fund is to obtain high current income, with a secondary objective of seeking capital appreciation. The investment objective of the Growth Fund is to obtain total return by investing for both income and capital growth. Accordingly, both Funds seek to achieve capital appreciation together with current income. Neither investment objective can be changed without shareholder approval.

         The Rockhaven Premier Dividend Fund seeks to achieve its investment objective by investing primarily in income-producing equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in securities that pay dividends or interest. In selecting investments for the Fund, Rockhaven looks for securities that it believes have good value, attractive yield, and potential for dividend growth, and emphasizes investments in convertible securities to generate higher income. Based on Rockhaven's assessment of market and economic conditions and outlook, Rockhaven may invest the Fund's assets in preferred and convertible stocks. Other securities the Fund may invest in include equity-linked securities, foreign securities, and lower rated securities. Regarding foreign securities, up to 50% of the Fund's total assets may be invested in such securities, either through direct investments or through ADRs, although direct investments are not expected to exceed 5% of the Fund's total assets. Regarding lower rated securities, up to 50% of the Fund's total assets may be invested in convertible debt securities rated as low as C, or the equivalent, by a nationally recognized rating agency. In addition to the foregoing, the Fund may write covered call options on equity securities without limitation, and may invest up to 20% of its total assets in corporate bonds, notes, rights and warrants, as well as short-term obligations. Rockhaven may utilize an active trading approach in attempting to achieve the Fund's investment objective. Rockhaven may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

         The Growth Fund seeks to achieve its investment objective by investing at least 80% of its net assets in stocks of large-capitalization companies that Strong believes offer the potential for capital growth, consisting primarily of income-producing securities. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. To select investments, Strong gives equal emphasis to capital appreciation and current yield in order to achieve the Growth Fund's investment objective, and may invest in convertible securities to generate higher income. The Growth Fund may invest up to 25% of its net assets in foreign securities, either directly or through ADRs, and may invest up to 15% of its net assets in convertible debt obligations rated single B or lower. In addition, the Growth Fund may write covered call options on equity securities without limitation, and may invest up to 20% of its net assets in debt obligations. Strong may utilize an active trading approach in attempting to achieve the Growth Fund's investment objective. Strong may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

         The primary differences between the Rockhaven Premier Dividend Fund and the Growth Fund are as follows:

    The Growth Fund invests a substantial amount of its assets in large-capitalization companies which the portfolio managers believe offer growth prospects. Most of these securities pay interest or dividends. The Rockhaven Premier Dividend Fund, on the other hand, is not limited to investments in large-capitalization stocks, instead focusing entirely on whether the stock, which must be viewed as having a good value, an attractive yield, and the potential for dividend growth, pays interest or dividends. The Rockhaven Premier Dividend Fund also emphasizes investments in convertible securities to generate more income, something the Growth Fund does not do. Accordingly, while the Growth Fund invests primarily in large-capitalization stocks, consisting primarily of income-producing securities, the Rockhaven Premier Dividend Fund invests primarily in income-producing securities.
    In addition, the funds differ with respect to their respective limitations on the purchase of foreign securities and lower rated securities. The Rockhaven Premier Dividend Fund may invest more of its assets in foreign securities, which are generally more risky than domestic investments, than the Growth Fund. The Rockhaven Premier Dividend Fund may also invest a significant portion of its assets in non-investment grade securities, while the Growth Fund's investments in these types of securities are more limited.

         As the foregoing illustrates, the Rockhaven Premier Dividend Fund and the Growth Fund have substantially similar investment objectives, policies and strategies. The reason for this is that the Rockhaven Premier Dividend Fund's portfolio managers, Messrs. Wiles and Eakin, will continue to manage the combined fund after the Reorganization, with the intent being that while some limitations and restrictions may change slightly, the Rockhaven Premier Dividend Fund's investments will essentially look the same before and after the transaction. A chart comparing the fundamental and non-fundamental investment restrictions of the Rockhaven Premier Dividend Fund with those of the Growth Fund is attached as Exhibit C.

         Regarding the fundamental and non-fundamental investment restrictions of the Funds, there are some differences between these restrictions and the Strong Funds' restrictions. Specifically, a few of the fundamental investment restrictions of the Funds (which cannot be changed without shareholder approval) are non-fundamental policies of the Strong Funds (which can be changed without shareholder approval), including (1) restricting borrowing to 5% of assets, (2) prohibiting the purchase of securities on margin, and (3) prohibiting the making of loans, except under certain circumstances. In addition, the Funds have policies (1) not to mortgage, pledge, or hypothecate their assets except in connection with borrowings (fundamental), (2) not to purchase securities for the purpose of exercising control (non-fundamental), and (3) not to invest in stock index futures, currency, or financial futures, or related options (non-fundamental). The Strong Funds have no similar policies. In addition, the Strong Funds are allowed to sell short covered securities, while the Funds have a non-fundamental policy prohibiting all short sales. For more information on these fundamental and non-fundamental policies, refer to Exhibit C attached hereto.

         Principal Risk Factors. Because of their similar investment objectives, policies, and strategies, many of the investment risks associated with an investment in the Funds are similar to those associated with an investment in the Strong Funds. A discussion of certain principal risks of investing in the Strong Funds is set forth below, which risks apply equally with respect to an investment in the Funds. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Prospectuses and Statements of Additional Information of the Funds, and the Preliminary Prospectuses and Preliminary Statements of Additional Information of the Strong Funds.

         Stock Risks. The major risks of the Strong Funds are those of investing in the stock market. This means the Strong Funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the Strong Funds' shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

         Active Trading Risk. The Strong Funds may utilize an active trading approach. This approach may increase the Strong Funds' costs and reduce performance.

         Convertible Securities Risks. The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Until the convertible security is redeemed, converted, or exchanged, the holder of the convertible security is entitled to receive interest normally paid on debt or dividends paid on preferred stock. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the investment value of the convertible security.

         Foreign Securities Risks. Foreign investments may be subject to currency-rate fluctuations and political and economic instability along with different financial reporting standards, less liquidity, and less-strict regulation of securities markets than domestic investments.

         Growth-Style Investing Risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Growth Fund invests in growth-style stocks. The Growth Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

         Growth- and Value-Style Investing Risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Core Fund invests in growth- and value-style stocks. The Core Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the Core Fund's portfolio managers or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the portfolio managers believe will increase the price do not occur.

         Management Risk. The Strong Funds are subject to management risk because they are actively managed. There is no guarantee that the investment techniques and risk analyses used by the Strong Funds' portfolio managers will produce the desired results.

         Not Insured Risk. An investment in the Strong Funds is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

         Writing Options Risk. The Strong Funds may write covered call options. In doing so, the Strong Funds receive fees for writing the options but are exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. Although writing options may serve as a limited or partial hedge against adverse market movements, whether or not a hedging strategy is successful depends on a variety of factors, particularly the ability of the Strong Funds' portfolio managers to predict movements of the price of the hedged stock. Transactions involving written options may also include elements of leverage and could magnify the Strong Funds' losses. In addition, using options in this manner may reduce the Strong Funds' opportunity for investment gain. The Strong Funds will cover the financial exposure created by writing call options by either using offsetting options or designating liquid assets on its book and records.

         The Strong Funds are appropriate for investors whose financial goals are five or more years in the future. The Strong Funds are not appropriate for investors concerned primarily with principal stability.

         Directors and Officers. The Funds are managed by a Board of Trustees, while the Strong Funds are managed by a Board of Directors. The persons sitting on these two boards are not the same. After the Reorganization, the Corporation's Board of Directors will continue to serve in that capacity for the reorganized funds. For a complete description of the directors and officers of the Corporation, including each director's principal occupation for the past five years and compensation paid to each director, see the June 28, 2002 Preliminary Statements of Additional Information for the Strong Funds, which are incorporated by reference into this Proxy Statement/Prospectus.

         Investment Advisers; Investment Advisory Agreements. Rockhaven currently serves as the investment adviser to the Funds, with Messrs. Wiles and Eakin responsible for the Funds' portfolio management. If Proposal 1 is approved by shareholders, Strong will become the Funds' investment adviser pursuant to the New Advisory Agreement, with Messrs. Wiles and Eakin continuing to serve as portfolio managers of the Funds. If the Reorganization is also approved by shareholders, Strong will continue to serve as the investment adviser of the combined funds pursuant to the terms of the New Advisory Agreement.

         Distribution Arrangements. Quasar Distributors, LLC ("Quasar") acts as the distributor for the Funds. As such, Quasar is responsible for all purchases, sales, redemptions, and other transfers of shares of the Funds. As distributor, Quasar also provides certain administrative services to the Funds and promotes and arranges for the sale of Fund shares. Shares of the Funds are offered for sale continuously at net asset value per share plus a maximum initial sales charge of 5.75% of the offering price. Under certain circumstances, Quasar may reallow a portion of this sales charge to retail dealers, if any, involved in the transaction. Under a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund is authorized to pay Rockhaven, as the distribution coordinator, for the sale and distribution of Fund shares at the annual rate of up to 0.25% of each Fund's average daily net assets. The Fund's Rule 12b-1 plan is a compensation plan, which means that the fees paid by the Funds under the plan are intended to compensate (rather than reimburse) Rockhaven for services rendered.

         Strong Investments, Inc. (the "Strong Distributor"), acts as the distributor for the Strong Funds. As such, the Strong Distributor is required to use its best efforts to distribute shares of the Strong Funds on a continuous basis. Class A shares of the Core Fund are offered for sale at net asset value per share plus a maximum initial sales charge of 5.75% of the offering price, while Investor Class shares of the Growth Fund are offered on a no-load basis, which means that no sales commissions are charged on purchases of these shares. Under certain circumstances, the Strong Distributor may reallow the entire sales charge payable with respect to Class A shares of the Core Fund to retail dealers, if any, involved in the transaction. The Strong Distributor and Strong are affiliated. Under a distribution and service plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Growth Fund and the Core Fund are authorized to make payments to the Strong Distributor in connection with the distribution of Class A shares (for the Core Fund) and Investor Class shares (for the Growth Fund) at the annual rate of up to 0.25% of each Strong Fund's average daily net assets attributable to each class of shares. Amounts received by the Strong Distributor under the Rule 12b-1 plan may be spent for any activities or expenses primarily intended to result in the sale of shares or the servicing of shareholders. Like the Funds' Rule 12b-1 plan, the Strong Funds' Rule 12b-1 plan is a compensation plan because payments under the plan are made for services rendered regardless of the level of expenditures made by the Strong Distributor.

         Purchase Information. The following provides certain comparative information regarding the purchase of shares of the Funds and the Strong Funds.

         The Funds. Shares of the Funds are offered and sold at the next offering price, which is the sum of the net asset value per share (computed after the purchase order and funds are received by the transfer agent) and the sales charge indicated below:

	Total Sales Charge

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment

Up to $99,999	5.75%	6.10%
$100,000 to $249,999	4.50%	4.71%
$250,000 to $499,999	3.25%	3.36%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 or more	None	None

         The initial sales charge on purchases of Fund shares may be reduced in the following circumstances:

    Reinstatement Privilege. Shareholders who have redeemed their shares have the option to reinvest the redemption proceeds at net asset value (without a sales charge). Such a reinvestment must be made within 90 days of the redemption date and is limited to the amount of the redemption proceeds.
    Letter of Intent. If a shareholder anticipates purchasing Fund shares within a 13-month period which, if made at one time, would qualify for a reduced sales charge, the shareholder may obtain the shares at the reduced sales charge as though the total quantity were invested in one lump sum by completing a Letter of Intent.
    Right of Accumulation. A shareholder qualifies for cumulative quantity discounts on the purchase of shares when the shareholder's new investment, together with the value of all shares in one or both Funds owned by the shareholder, reaches a discount level.
    Brokerage-Aggregated Orders. Purchase orders below $1 million that are placed through a broker-dealer whose customer accounts in one or both Funds total in the aggregate more than $1 million may qualify for a reduced sales charge of 1.00% (1.01% of net asset value).

         Shares of the Funds may be purchased at net asset value (without a sales charge) by the following shareholders:

    shareholders who make additional purchases into any account that existed on or before September 17, 1999;
    officers, trustees, and full-time employees of the Trust, Rockhaven, UBFS, and affiliates of such companies, and family members of such persons;
    registered representatives and employees of firms which have selling agreements with Quasar;
    investors making purchases through retail fund "supermarkets" for a higher minimum initial investment of $3,000;
    investment advisers, financial planners, or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services;
    pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code (the "Code") and deferred compensation and annuity plans under Sections 403 and 457 of the Code; and
    such other investors who are determined to have acquired shares under circumstances not involving any sales expense to the Funds or Quasar.

         Core Fund. Class A shares of the Core Fund are offered and sold at the next offering price, which is the sum of the net asset value per share (computed after the purchase order and funds are received by the transfer agent), plus any applicable initial sales charges. The amount of the initial sales charge you pay differs depending on the amount you invest, as indicated below:

	Total Sales Charge

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None

         The initial sales charge on purchases of Class A shares of the Core Fund may be reduced in the following circumstances:

    Reinstatement Privilege. Shareholders who have redeemed their shares have a one-time right to reinvest the redemption proceeds at net asset value (without a sales charge). Such a reinvestment must be made within 365 days of the redemption, is limited to the amount of the redemption proceeds, and must be reinvested within the same share class.
    Letter of Intent. If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Core Fund within a 13-month period, the shareholder may obtain the shares at the same reduced sales charge as though the total quantity were invested in one lump sum by completing a Letter of Intent.
    Right of Accumulation. A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when the shareholder's new investment, together with the current value of Class A shares of the Core Fund, reaches a discount level.
    Group Purchases. A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort, (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount, (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser, or other similar groups, and (4) agrees to provide certification of membership of those members investing money in the Class A shares upon request.

         The initial sales charge on purchases of Class A shares of the Core Fund may be waived in the following circumstances:

    Waivers for Investments from Certain Payments. Class A shares may be purchased without an initial sales charge by investors who reinvest, within 365 days, (1) dividend and capital gain distributions from the Core Fund, (2) annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers the Core Fund as an investment option, and (3) distributions from an existing retirement plan invested in the Core Fund.
    Bank Trust Departments and Law Firms. Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with the Strong Distributor or the Core Fund's administrator or one of their affiliates and the shares are being acquired for the benefit of their trust account clients.
    Any State or Local Government or any Instrumentality, Department, Authority or Agency thereof that has determined the Core Fund is a legally permissible investment and that can only buy the Core Fund shares without paying sales charges.
    Wrap Account and Fund "Supermarket" Investments. Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) that have established certain operational arrangements with the Core Fund's administrator that include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account, or a similar program under which such clients pay a fee to such dealer.
    Certain Retirement Plans. Employer-sponsored retirement plans, and their participants, for which the Strong Distributor, the Core Fund's administrator or one of their affiliates has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into similar agreements.
    Qualified Registered Investment Advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Strong Distributor.
    Registered Securities Dealers and their affiliates, for their investment accounts only.
    Current Employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer.
    Officers, Directors, and Employees of the Core Fund, Strong, the Strong Distributor, and the Core Fund's administrator, and these entities' affiliates, and each of their family members living in the same household.
    Investment Companies Exchanging Shares or selling assets pursuant to a merger, acquisition, or exchange offer.
    Accounts Managed by Strong or an affiliate, including accounts in fee-based advisory programs.
    Certain Unit Investment Trusts and their holders reinvesting distributions from the trusts.
    Group Annuity Separate Accounts offered to retirement plans.
    Insurance Company Separate Accounts. Shares acquired by insurance company separate accounts.
    Internal Revenue Code § 529 Plans which invest in one of the mutual funds in the Strong Family of Funds, or for which Strong provides investment management services.
    Transfers of $5 million or More, within a period of 90 days, from a single registered investment professional.

         In addition, sales charge waivers are available for Rockhaven Fund shareholders who acquire Class A shares of the Core Fund in connection with the Reorganization and whose Rockhaven Fund accounts were established prior to September 17, 1999.

         Growth Fund. Investor Class shares of the Growth Fund are offered and sold at the next offering price, which is the net asset value per share (computed after the purchase order and funds are received by the transfer agent). Accordingly, the Growth Fund is 100% no-load, so shareholders pay no up front sales charges to buy shares. Since the Growth Fund does not charge a sales load on purchases of fund shares, if the Reorganization is approved by shareholders of the Rockhaven Premier Dividend Fund, such shareholders will no longer have to pay a sales load on purchases of the combined fund's shares.

         Purchase, Redemption, and Exchange Policies. The following chart highlights the purchase, redemption, and exchange policies of the Funds as compared to such policies of the Strong Funds. For a more complete discussion of each fund's purchase, redemption, and exchange policies, please see the applicable sections of each fund's prospectus.
Purchase, Redemption and Exchange Policies	Funds	Strong Funds
Minimum initial purchase	$1,000 ($3,000 minimum if purchased through retail fund "supermarkets" or if purchased in certain situations where the sales charge is waived) (may be waived for certain groups or retirement plans)

Regular Accounts: $2,500

Education Savings Accounts, Traditional IRAs, Roth IRAs, SEP-IRAs, and UGMA/UTMA accounts: $1,000

Simple IRA, 403(b)(7), Keogh, Pension Plan, and Profit Share Plan accounts: the lesser of $250 or $25 per month (will be waived for certain retirement plans)

Note: the Strong Funds will waive these minimums for accounts transferred as part of the Reorganization

Additional investments	$100	Regular Accounts: $100 Education Savings Accounts, Traditional IRAs, Roth IRAs, SEP-IRAs, and UGMA/UTMA accounts: $100 Simple IRA, 403(b)(7), Keogh, Pension Plan, and Profit Share Plan accounts: $50
Purchases	By check, wire, through a securities dealer, exchange privilege, automatic investment plan, or in kind	By check, wire, through a securities dealer, exchange privilege, direct from bank account, automatic investment plan, or through a securities dealer
Redemptions	By check, wire, through a securities dealer, electronic funds transfer, telephone, exchange privilege, systematic withdrawal plan, or in kind	By check, wire, electronic funds transfer, Internet, telephone, exchange privilege, systematic withdrawal plan, through a securities dealer, or in kind
Free exchange privileges	Yes (between the Rockhaven Fund and the Rockhaven Premier Dividend Fund only)	Yes (between and among all of the mutual funds included in the Strong Family of Funds)

         Dividends and Distributions. Each Fund generally pays dividends from net investment income each quarter and makes distributions of capital gains annually in December. Each Strong Fund generally pays dividends from net investment income and makes distributions of capital gains quarterly.

         Other Service Providers. The transfer agent for the Funds is Ultimus Fund Solutions, LLC, the administrator is U.S. Bancorp Fund Services, LLC ("UBFS") and the custodian is U.S. Bank, N.A. ("U.S. Bank"). UBFS and U.S. Bank are affiliated with each other and with Quasar, the Fund's distributor. The transfer agent and administrator for the Strong Funds is Strong Investor Services, Inc. ("SIS") and the custodian is State Street Bank and Trust Company. SIS and Strong are affiliated with each other and with the Strong Distributor. Upon completion of the Reorganization, the current service providers for the Strong Funds noted above will become the service providers to the combined funds.

         Independent Accountants. PricewaterhouseCoopers LLP serves as independent accountants to both the Funds and the Strong Funds, and will continue to serve as such to the combined funds upon completion of the Reorganization.

         Federal Income Tax Consequences of the Reorganization. As a condition to the Reorganization, each Fund and each Strong Fund will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, neither the Funds, the Strong Funds, nor their respective shareholders will recognize any gain or loss as a result of the Reorganization. In addition, the tax basis of, and the holding period for, the Strong Fund shares received by each shareholder of the Funds in the Reorganization will be the same as the tax basis of, and the holding period for, the Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the Strong Fund shares received, the Fund shares given up must have been held as capital assets by the shareholder.

         Comparison of Shareholder Rights. Set forth below is a discussion of the material differences in the rights of shareholders of the Funds versus the rights of shareholders of the Strong Funds.

         Governing Law. Each Fund is a separate series of shares of the Trust, which is a Delaware business trust. As a result, the Funds' operations are governed by the Trust's Agreement and Declaration of Trust and By-laws and applicable Delaware law. Each Strong Fund is a separate series of shares of the Corporation, which is a Wisconsin corporation. As a result, the Strong Funds' operations are governed by the Corporation's Articles of Incorporation and By-laws and applicable Wisconsin law.

         Shareholder Liability. Under Delaware law, trustees and shareholders of a business trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. Under the Trust's Agreement and Declaration of Trust and By-laws, the Funds are required to indemnify trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or trustees, except under certain limited circumstances relating to the culpability of the officers or trustees.

         Under Wisconsin law, shareholders are personally liable, up to the par value of their shares ($.00001 in the case of shares of the Strong Funds), for all debts owed by the corporation to employees for services performed, but not exceeding six months services in any one case. "Par value" has been interpreted by a Wisconsin trial court to mean the consideration paid to the corporation for its shares. Because neither the Corporation nor the Strong Funds has any employees, the risk of liability to shareholders under this provision should be considered remote. Under Wisconsin law and the Corporation's By-laws, the Strong Funds are required to indemnify their officers and directors against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or directors, except under certain limited circumstances relating to the culpability of the officers or directors.

         Board of Trustees/Directors. The Trust, being a Delaware business trust, has a Board of Trustees instead of a Board of Directors, whereas the Corporation has a Board of Directors. The composition of the Board of Trustees of the Trust is different from that of Corporation, both in terms of membership and size. For more information, refer to the January 28, 2002 Statement of Additional Information for the Funds and the June 28, 2002 Preliminary Statements of Additional Information for the Strong Funds, which are incorporated by reference into this Proxy Statement/Prospectus.

         Expenses of Reorganization. Because the Reorganization is proposed in connection with Strong Financial's acquisition of Rockhaven, except as provided below, the expenses incurred in the Reorganization will be paid by Strong Financial, whether or not the Reorganization is approved by shareholders. Shareholders of the Funds are responsible for their own expenses, if any, incurred in connection with the Reorganization.

         Effect of "Yes" Vote. By voting "yes" to the Reorganization, you are approving (1) the reorganization of the your Fund from a series of the Trust to a series of the Corporation, and (2) authorization of your Fund, as the initial shareholder of the applicable Strong Fund, to approve the New Advisory Agreement between Strong and the Strong Fund.

         Dissenters' Rights of Appraisal. If the Reorganization is approved by shareholders of each Fund, shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters' rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercedes state law. Shareholders will, however, have the right to redeem their Fund shares at net asset value until the closing of the Reorganization. After the Reorganization, shareholders will hold shares of the applicable Strong Fund, which may also be redeemed at net asset value.

         Required Vote. Proposal 2 will be voted on separately by shareholders of each Fund. Approval of the Reorganization requires the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares. Accordingly, the same vote required to approve the New Advisory Agreement is required to approve the Reorganization. If the Reorganization is approved, it will become effective on or about September 13, 2002.

         If shareholders do not approve the Reorganization, the Funds will continue to operate as separate series of the Trust. In addition, if shareholders approve the Reorganization, but Proposal 1 is not approved and the change of ownership of Rockhaven does not occur, the Reorganization will not be implemented.

         Recommendation of the Board. The Board of Trustees recommends that the shareholders of each Fund vote for the Reorganization Plan and the resulting Reorganization.

PROPOSAL 3: OTHER MATTERS

         The Board of Trustees knows of no other matters that may come before the Meeting, other than the proposals as set forth above. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by such proxies in accordance with their discretion with respect to such matters.

ADDITIONAL INFORMATION

         Information about Rockhaven. The current investment adviser for the Funds is Rockhaven. Rockhaven is currently owned by Christopher H. Wiles, the President of Rockhaven and one of the portfolio managers of the Funds, and AmSouth Bank (which is a wholly owned subsidiary of AmSouth Bancorporation). Lawrence E. Eakin, Jr., is Rockhaven's Director of Research and a co-portfolio manager of the Funds. Rockhaven is managed by a management committee consisting of Mr. Wiles and a representative of AmSouth Bank. Following the change in ownership of Rockhaven, Strong will take over as investment adviser to the Funds, assuming shareholder approval of the New Advisory Agreement, and Strong intends to dissolve Rockhaven. The address of all of the officers, directors, and control persons of Rockhaven, with the exception of AmSouth Bank and its parent company, is 100 First Avenue, Suite 850, Pittsburgh, PA 15222. The address of AmSouth Bank and its parent company is 1901 6th Avenue North, Birmingham, AL 35203.

         Information about Strong. Richard S. Strong controls Strong due to his stock ownership of Strong's parent company, Strong Financial, which he holds both individually and through family trusts. Mr. Strong is the Chairman and a Director of Strong; Richard T. Weiss is a Director of Strong; David A. Braaten, Anthony J. D'Amato, Bradley C. Tank and Thomas M. Zoeller serve in the Office of the Chief Executive and as Executive Vice Presidents of Strong; Mr. Zoeller is also the Chief Financial Officer, Treasurer, and Secretary of Strong; John Widmer is an Assistant Secretary and Assistant Treasurer of Strong; Richard W. Smirl is Strong's Assistant Secretary. The address of all of the officers, directors and control persons of Strong is 100 Heritage Reserve, Menomonee Falls, WI 53051.

         Voting Matters. The following provides additional information regarding the Meeting and the Board of Trustees' solicitation of proxies.

         Method and Cost of Solicitation. This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet, telegraph, or oral communications by certain employees of Rockhaven, who will not be paid for these services. Except as discussed in this section and provided in "Expenses of the Reorganization," discussed under Proposal 2 above, Strong Financial will bear the costs of the Meeting, including legal costs and the cost of the solicitation of proxies (i.e., votes). Strong Financial may also reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds.

         Record Date; Shareholders Entitled to Vote. Shareholders of record at the close of business on July 2, 2002, the record date for the Meeting, are entitled to one vote for each full share held (and a fractional vote for each fractional share held) on each matter presented at the Meeting, and at any postponements or adjournments thereof. As of the record date, the Rockhaven Fund had                  shares issued and outstanding and the Rockhaven Premier Dividend Fund had                  shares issued and outstanding.

         Quorum Required to Hold Meeting. Each Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter. The presence, in person or by proxy, of shareholders of a Fund entitled to cast at least 40% of all votes entitled to be cast with respect to the Fund at the Meeting constitutes a quorum. If a quorum is not present at the Meeting with respect to either or both Funds, or if a quorum is present but sufficient votes to approve any of the proposals described in this Proxy Statement/Prospectus are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

         For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but have not been voted.

         Required Vote. The vote required to approve each matter to be considered by shareholders at the Meeting is set forth under the discussion of each proposal above, which should be referred to for more information. Please note that abstentions and broker non-votes will have the effect of a vote against each proposal.

         Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to authorize the proxies to cast your votes. You can do this in one of three ways. You may complete, date, sign, and return the accompanying proxy card using the enclosed postage prepaid envelope, you may call a toll-free telephone number or you may access the website in accordance with the enclosed Voting Instructions. By authorizing the proxies to cast your votes, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted "FOR" the proposals and in the discretion of the persons named as proxies on such other matters that may properly come before the Meeting. Any shareholder giving a proxy may revoke it before it is exercised at the Meeting, either by writing to the Secretary of the Trust or in person at the time of the Meeting. A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy.

         Share Ownership. The Strong Funds are newly created series of the Corporation which will not issue shares until the Reorganization is consummated. As such, as of the record date, no person controlled the Strong Funds or owned beneficially or of record any shares of the Strong Funds.

         As of the record date, trustees and officers of the Funds as a group owned [less than 1% of the outstanding voting securities of each Fund]. As of the same date, the following persons owned beneficially or of record 5% or more of the outstanding shares of a Fund, and upon consummation of the Reorganization and based on the numbers presented, will own the same percentage of the applicable Strong Fund.
Name and Address	Nature of Ownership	Fund	Number of Shares(1)	Percentage of Fund

(1)	Full shares owned beneficially as of July 2, 2002.

         [if there are any control persons (i.e., 25% holders), name them and explain the effect of such control]

         Information on File with the SEC. The Trust and the Corporation are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material, and other information relating to the Funds and the Strong Funds, respectively, with the SEC. These documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C., at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. The SEC also maintains a web site at http://www.sec.gov which contains the Prospectuses and Statements of Additional Information for the Funds and the Strong Funds, materials that are incorporated by reference into their respective Prospectuses and Statements of Additional Information, and other information.

LEGAL MATTERS

         Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Strong Funds pursuant thereto will be passed on by Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202.

EXPERTS

         The Funds' audited financial highlights, financial statements and notes thereto for the fiscal year ended September 30, 2001 are incorporated by reference herein to the Annual Report to Shareholders of the Funds for the same period. The financial highlights and financial statements of the Funds have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

         The Funds are generally not required to hold annual meetings of shareholders and the Funds generally do not hold such meetings in any year, unless certain specified shareholder actions, such as election of trustees or approval of a new advisory agreement, are required to be taken under the 1940 Act. By observing this policy, the Funds seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time.

         A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders hereafter called should send the proposal to the Secretary of the Trust at the following address: 4455 East Camelback Road, Suite 261E, Phoenix, AZ 85018. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement.
By Order of the Board of Trustees,
Chad E. Fickett Secretary

August 2, 2002

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

         THIS AGREEMENT is made and entered into on September 5, 2002, between ADVISORS SERIES TRUST, a Delaware business trust (the "Corporation"), and STRONG CAPITAL MANAGEMENT, INC., a Wisconsin corporation (the "Adviser");

WITNESSETH

         WHEREAS, the Corporation is an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Corporation is authorized to create separate series, each with its own separate investment portfolio; and

         WHEREAS, the Corporation desires to retain the Adviser, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, to act as investment adviser for each series of the Corporation listed in Schedule A attached hereto, and to manage each of their assets;

         NOW, THEREFORE, the Corporation and the Adviser do mutually agree and promise as follows:

1. Employment. The Corporation hereby appoints Adviser as investment adviser for each series of the Corporation listed on Schedule A attached hereto (a "Portfolio" or collectively, the "Portfolios"), and Adviser accepts such appointment. Subject to the supervision of the Board of Trustees of the Corporation and the terms of this Agreement, the Adviser shall act as investment adviser for and manage the investment and reinvestment of the assets of any Portfolio. The Adviser is hereby authorized to delegate some or all of its services subject to necessary approval, which includes without limitation, the delegation of its investment adviser duties hereunder to a subadvisor pursuant to a written agreement (a "Subadvisory Agreement") under which the subadvisor shall furnish the services specified therein to the Adviser. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to a Subadvisory Agreement. The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Corporation and in compliance with such policies as the Board of Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each Portfolio set forth in such Portfolio's prospectus(es) and statement of additional information, as amended from time to time, and applicable laws and regulations. The Adviser shall (i) provide for use by the Corporation, at the Adviser's expense, office space and all necessary office facilities, equipment and personnel for servicing the investments of each Portfolio, (ii) pay the salaries and fees of all officers and trustees of the Corporation who are "interested persons" of the Adviser as such term is defined under the 1940 Act, and (iii) pay for all clerical services relating to research, statistical and investment work.

2. Allocation of Portfolio Brokerage. The Adviser is authorized, subject to the supervision of the Board of Trustees of the Corporation, to place orders for the purchase and sale of securities and to negotiate commissions to be paid on such transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and is directed to use its best efforts to obtain the best net results as described in the Portfolios' statements of additional information. The Adviser may, on behalf of each Portfolio, pay brokerage commissions to a broker which provides brokerage and research services to the Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to a Portfolio and the accounts as to which the Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws, and (iii) in the opinion of the Adviser, the total commissions paid by a Portfolio will be reasonable in relation to the benefits to such Portfolio over the long term.

3. Expenses. Each Portfolio will pay all its expenses and the Portfolio's allocable share of the Corporation's expenses, other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by a Portfolio shall include, without limitation, interest charges, taxes, brokerage commissions and similar expenses, distribution and shareholder servicing expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, expenses of printing and distributing prospectuses to existing shareholders, charges of custodians (including sums as custodian and for keeping books and similar services of the Portfolios), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, printing of share certificates, fees for trustees who are not "interested persons" of the Adviser, and other expenses not expressly assumed by the Adviser under Paragraph 1 above. Notwithstanding the foregoing, the Adviser will not bear expenses of the Corporation or any Portfolio which would result in the Corporation's inability to qualify as a regulated investment company under the provisions of the Internal Revenue Code.

4. Authority of Adviser. The Adviser shall for all purposes herein be considered an independent contractor and shall not, unless expressly authorized and empowered by the Corporation or any Portfolio, have authority to act for or represent the Corporation or any Portfolio in any way, form or manner. Any authority granted by the Corporation on behalf of itself or any Portfolio to the Adviser shall be in the form of a resolution or resolutions adopted by the Board of Trustees of the Corporation.

5. Compensation of Adviser. For the services to be furnished by the Adviser hereunder, each Portfolio listed in Schedule A shall pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered hereunder, an Advisory Fee. The Advisory Fee shall be calculated by applying a daily rate, based on the annual percentage rates as set forth in Schedule B of the net asset value of the Portfolio determined and payable as of the close of business on each business day.

6. Rights and Powers of Adviser. The Adviser's rights and powers with respect to acting for and on behalf of the Corporation or any Portfolio, including the rights and powers of the Adviser's officers and directors, shall be as follows:

(a) Trustees, officers, agents and shareholders of the Corporation are or may at any time or times be interested in the Adviser as officers, directors, agents, shareholders or otherwise. Correspondingly, directors, officers, agents and shareholders of the Adviser are or may at any time or times be interested in the Corporation as trustees, officers, agents and as shareholders or otherwise, but nothing herein shall be deemed to require the Corporation to take any action contrary to its Articles of Incorporation or any applicable statute or regulation. The Adviser shall, if it so elects, also have the right to be a shareholder in any Portfolio.

(b) The Adviser shall not take any long or short positions in the shares of the Portfolios and that insofar as it can control the situation it shall prevent any and all of its officers, directors, agents or shareholders from taking any long or short position in the shares of the Portfolios. This prohibition shall not in any way be considered to prevent the Adviser or an officer, director, agent or shareholder of the Adviser from purchasing and owning shares of any of the Portfolios for investment purposes. The Adviser shall notify the Corporation of any sales of shares of any Portfolio made by the Adviser within two months after purchase by the Adviser of shares of any Portfolio.

(c) The services of the Adviser to each Portfolio and the Corporation are not to be deemed exclusive and Adviser shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent the Adviser from performing its duties and obligations under this Agreement. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Corporation or to any of the Portfolios or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

7. Duration and Termination. The following shall apply with respect to the duration and termination of this Agreement:

(a) This Agreement shall begin for each Portfolio as of the date this Agreement is first executed and shall continue in effect for two years. With respect to each Portfolio added by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect to the date two years after such execution. Thereafter, in each case, this Agreement shall remain in effect, for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by (i) either the Board of Trustees of the Corporation or a majority of a Portfolio's outstanding voting securities, and in either case (ii) a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Corporation), cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Portfolio in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to that Portfolio. Prior to voting on the renewal of this Agreement, the Board of Trustees of the Corporation may request and evaluate, and the Adviser shall furnish, such information as may reasonably be necessary to enable the Corporation's Board of Trustees to evaluate the terms of this Agreement.

(b) Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to any Portfolio, without payment of any penalty, by affirmative vote of a majority of the Board of Trustees of the Corporation, or by vote of a majority of the outstanding voting securities of that Portfolio, as defined in Section 2(a)(42) of the 1940 Act, or by the Adviser, in each case, upon sixty (60) days' written notice to the other party and shall terminate automatically in the event of its assignment.

8. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by the vote of a majority of the Board of Trustees of the Corporation, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Trustees of the Corporation) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the 1940 Act, on behalf of a Portfolio by a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of such Portfolio. If such amendment is proposed in order to comply with the recommendations or requirements of the Securities and Exchange Commission or state regulatory bodies or other governmental authority, or to obtain any advantage under state or federal laws, the Corporation shall notify the Adviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if the Adviser declines to assent to such amendment, the Corporation may terminate this Agreement forthwith.

9. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, addressed and delivered, or mailed postpaid to the other party at the principal place of business of such party.

10. Assignment. This Agreement shall neither be assignable nor subject to pledge or hypothecation and in the event of assignment, pledge or hypothecation shall automatically terminate. For purposes of determining whether an "assignment" has occurred, the definition of "assignment" in Section 2(a)(4) of the 1940 Act, or any rules or regulations promulgated thereunder, shall control.

11. Reports. The Corporation and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

12. Use of the Adviser's Name. The Corporation shall not use the name of the Adviser in any prospectus, sales literature or other material relating to the Portfolios in a manner not approved by the Adviser prior thereto; provided, however, that the approval of the Adviser shall not be required for any use of its name which merely refers in accurate and factual terms to its appointment hereunder or which is required by the SEC or any state securities authority or any other appropriate regulatory, governmental or judicial authority; provided, further, that in no event shall such approval be unreasonably withheld or delayed.

13. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Corporation are the property of the Corporation and will be surrendered promptly to the Corporation on request.

14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Wisconsin, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first stated above.
Attest:	Strong Capital Management, Inc.

Attest:	Advisors Series Trust

SCHEDULE A

         The Portfolio(s) of the Corporation currently subject to this Agreement are as follows:

Portfolio(s)	Date of Addition to this Agreement

Rockhaven Fund	September 5, 2002
Rockhaven Premier Dividend Fund	September 5, 2002

Attest:	Strong Capital Management, Inc.

Attest:	Advisors Series Trust

SCHEDULE B

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:
Portfolio(s)	For Assets Under $4 Billion	For the Next $2 Billion Assets	For Assets $6 Billion and Above

Rockhaven Fund	0.75%	0.725%	0.70%
Rockhaven Premier Dividend Fund	0.75%	0.725%	0.70%

Attest:	Strong Capital Management, Inc.

Attest:	Advisors Series Trust

EXHIBIT B

AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of ________, 2002, by and between Strong Equity Funds, Inc. ("SEF"), a Wisconsin corporation, on behalf of [name of Strong fund] (the "Acquiring Fund") and Advisors Series Trust ("AST"), a Delaware business trust, on behalf of [name of Rockhaven fund] (the "Acquired Fund," and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"). Strong Financial Corporation, a Wisconsin corporation, is a party to this Agreement with respect to Section 11 hereof only. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by the SEF on behalf of the Acquiring Fund and by AST on behalf of the Acquired Fund. Other than the Acquiring Fund and the Acquired Fund, no other series of SEF and AST, respectively, is a party to this Agreement.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for [name of class] voting shares of capital stock, par value $.00001 per share, of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND Acquiring Fund SHARES AND THE LIQUIDATION OF THE ACQUIRED FUND
1.1

Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to assign, transfer and convey all of its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (a) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares equal to the number of full and fractional shares of the Acquired Fund outstanding immediately prior to the closing provided for in paragraph 3.1 (the "Closing") and (b) to assume the liabilities of the Acquired Fund as reflected in paragraph 1.3. Such transactions shall take place at the Closing.

	1.2		(a)

The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property and assets of every kind and nature of the Acquired Fund, including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividend receivables), claims or rights of action, rights to register shares under applicable securities laws, books and records, any deferred or prepaid expenses and all other property reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared as of the business day immediately preceding the Closing Date provided in paragraph 3.1 by the Acquired Fund's accounting agent in accordance with generally accepted accounting principles ("GAAP") consistently applied from the prior audited period (the "Closing Balance Sheet"). A preliminary Closing Balance Sheet shall be delivered to the Acquiring Fund at least 15 business days prior to the closing date provided in paragraph 3.1 (the "Closing Date"). The final Closing Balance Sheet shall be delivered at Closing.

(b)

AST has provided the Acquiring Fund with a list of all of the Acquired Fund's portfolio securities as of the date of execution of this Agreement. AST reserves the right to sell any of these securities but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. AST will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date.

1.3

The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on the Closing Balance Sheet. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date which are not reflected on the Closing Balance Sheet.

1.4

Subject to the approval of the Acquired Fund Shareholders (as defined in paragraph 1.6 below) at the special meeting of the Acquired Fund to be held on August 30, 2002 or any adjournment thereof (the "Special Meeting), immediately upon delivery of the one share of the Acquiring Fund to the Acquired Fund pursuant to paragraph 7.1 of this Agreement, the Acquired Fund is authorized, as the then initial shareholder of the Acquiring Fund, to approve the investment advisory agreement between Strong Capital Management, Inc. and SEF with respect to the Acquiring Fund, which shall be identical in every material respect to the investment advisory agreement approved by the Acquired Fund Shareholders at the Special Meeting.

1.5

Upon approval of the matters described in paragraph 1.4, and immediately prior to or contemporaneously with the consummation of the transactions described in paragraph 1.1, the share of the Acquiring Fund acquired by the Acquired Fund pursuant to paragraph 7.1 hereof shall be redeemed by the Acquiring Fund for $1.00. In addition, prior to the transactions described in paragraph 1.1, each Acquired Fund Shareholder (as defined in paragraph 1.6 below) shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date with respect to the Acquired Fund Shares that are held by such Acquired Fund Shareholders on the Closing Date.

1.6

Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in paragraph 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by Strong Investor Services, Inc. ("SIS"), in its capacity as transfer agent for the Acquiring Fund, opening accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and transferring to each such Acquired Fund Shareholder account the pro rata number of Acquiring Fund Shares due each such Acquired Fund Shareholder from the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing the Acquired Fund Shares in connection with such exchange.

1.7

As soon as practicable after the distribution pursuant to paragraph 1.6 of Acquiring Fund Shares, the Acquired Fund shall take all steps necessary to effect its dissolution and to have its existence terminated in accordance with Delaware law and other applicable requirements.

1.8

Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.9

All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies of all such books and records shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date.

2.	VALUATION
2.1

The value of the Assets to be acquired and the liabilities to be assumed by the Acquiring Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date (the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquired Fund's Agreement and Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

2.2

The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be equal to the number of full and fractional Acquired Fund Shares outstanding as of the last daily determination of the Acquired Fund's net asset value on the last business day preceding the Closing Date (after giving effect to any issuances or redemptions of shares of the Acquired Fund prior to or as of such time). The Acquired Fund shall not issue any shares or redeem any shares after the last daily determination of the Acquired Fund's net asset value on the last business day preceding the Closing Date.

3.	CLOSING AND CLOSING DATE
3.1

The Closing shall occur on September 13, 2002, or such other date as the parties may mutually agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 8 a.m. (Central Time) on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Godfrey & Kahn, S.C., or such other place as the parties may agree.

3.2

In the event that immediately prior to the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3

The Acquired Fund shall deliver to the Acquiring Fund at the Closing a schedule of its investments as of such date and the Closing Balance Sheet, both of which shall be certified by U.S. Bancorp Fund Services, LLC, the administrator of the Acquired Fund.

3.4

The Acquired Fund shall cause U.S. Bank, N.A. ("U.S. Bank"), custodian for the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street Bank and Trust Company ("State Street"), custodian for the Acquiring Fund, prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund shall cause its portfolio securities represented by a certificate or other written instrument to be presented by U.S. Bank to State Street for examination no later than five (5) business days preceding the Closing Date and transferred and delivered to State Street as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and State Street. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.5

The Acquired Fund shall cause Ultimus Fund Solutions, LLC ("Ultimus"), as transfer agent for the Acquired Fund, to deliver at the Closing a list of the names, addresses and account histories of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to Closing. The Acquiring Fund shall cause its transfer agent, SIS, to deliver at the Closing a certificate as to the opening of accounts in the Acquired Fund Shareholders' names on the Acquiring Fund's share transfer books. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

3.6

At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as the other party, or its counsel, may reasonably request to effect the transactions contemplated by this Agreement.

4.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND
AST, on behalf of the Acquired Fund, represents and warrants to SEF and the Acquiring Fund as follows:
4.1

AST was duly created pursuant to its Agreement and Declaration of Trust for the purpose of acting as a management investment company and is validly existing and in good standing under the laws of the State of Delaware. AST has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of AST duly established and designated in accordance with the applicable provisions of AST's Agreement and Declaration of Trust. The Acquired Fund has all necessary federal, state and local authorizations to own all of the properties and assets and to carry on its business as now being conducted.

4.2

AST is registered with the Commission as an open-end management investment company under the 1940 Act; such registration has not been revoked or rescinded and is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

4.3

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws.

4.4

The Acquired Fund is not, and the execution, delivery and performance of this Agreement by AST will not result (a) in a violation of Delaware law or of AST's Agreement and Declaration of Trust or By-Laws; (b) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquired Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund.

4.5

Except as otherwise designated in writing and accepted by the Acquiring Fund, all material contracts and other commitments of or applicable to the Acquired Fund (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of the Acquired Fund thereunder will be made, at or prior to the Closing Date, without the Acquired Fund or the Acquiring Fund incurring any liability or penalty with respect thereto.

4.6

No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund's knowledge, threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

4.7

The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for each of the fiscal years ended September 30, in the period (a) beginning November 3, 1997 and ending September 30, 1998, and (b) beginning October 1, 1998 and ending September 30, 2001, have been audited by McGladrey & Pullen, LLP and PricewaterhouseCoopers LLP, respectively, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such dates, and there are no known liabilities of the Acquired Fund as of such dates not disclosed therein.

4.8

Since September 30, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this paragraph 4.8, neither a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio nor a decrease in the Acquired Fund's size due to redemptions shall be deemed to constitute a material adverse change.

4.9

All federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provisions shall have been made for the payment thereof, and, to the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.10

For each taxable year of its operation (including the period ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.

4.11

All issued and outstanding shares of the Acquired Fund (a) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; (b) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights; and (c) will be held of record at the time of the Closing by the persons and in the amounts set forth in the records of Ultimus, as provided in paragraph 3.5. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

4.12

At the Closing Date, the Acquired Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice at or prior to the Closing.

4.13

The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Trustees of AST and, subject to the approval of the Acquired Fund Shareholders at the Special Meeting, this Agreement constitutes a valid and binding obligation of AST, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

4.14

The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.15

Insofar as the following relate to the Acquired Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which without limitation, shall include a proxy statement of the Acquired Fund (the "Proxy Statement") and a prospectus of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement") will, on the effective date of the N-14 Registration Statement, through the time of the Special Meeting, and on the Closing Date, (a) comply in all material respects with the provisions and regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph shall only apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by AST for use therein.

4.16

The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.15, all to be included in the N-14 Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND
SEF, on behalf of the Acquiring Fund, represents and warrants to the AST and the Acquired Fund as follows:
5.1

SEF is a corporation organized, validly existing and in good standing under the laws of the State of Wisconsin. SEF has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of SEF duly established and designated in accordance with the applicable provisions of SEF's Articles of Incorporation. SEF has all necessary federal, state and local authorizations to own all of the properties and assets and to carry on its business as now being conducted.

5.2

SEF is registered with the Commission as an open-end management investment company under the 1940 Act; such registration has not been revoked or rescinded and is in full force and effect and, as of the Closing Date, the Acquiring Fund will be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. The Post-Effective Amendments filed by SEF pursuant to Section 6.8 will, on the effective date of the Post-Effective Amendments, comply in all material respects with the 1940 Act and the rules and regulations thereunder.

5.3

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained or will be obtained prior to Closing under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

5.4

The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by SEF will not result (a) in a violation of Wisconsin law or of SEF's Articles of Incorporation or By-Laws; (b) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of SEF.

	5.5		The Acquiring Fund has not commenced operations and will not commence operations until after the Closing.
5.6

The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable under Wisconsin law, except to the extent provided by Section 180.0622(2)(b) of the Wisconsin Statutes, or any successor statute.

5.7

The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Directors of SEF and this Agreement constitutes a valid and binding obligation of SEF, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

5.8

The Proxy Statement to be included in the N-14 Registration Statement, other than as it relates to the Acquired Fund, will, on the effective date of the N-14 Registration Statement, through the time of the Special Meeting, and on the Closing Date, (a) comply in all material respects with the provisions and regulations of the 1933 Act, 1934 Act and 1940 Act, and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph shall only apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by SEF for use therein.

5.9

The Acquiring Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the N-14 Registration Statement in connection with the Special Meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the N-14 Registration Statement, including the Proxy Statement, with the Commission.

6.0	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
6.1

The Acquired Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, the selling and redeeming of shares of the Acquired Fund and such changes as are contemplated by the Acquired Fund's normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

6.2

Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

6.3

The Acquired Fund will call the Special Meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all reasonable actions necessary to obtain approval of the transactions contemplated herein.

6.4

The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.5

The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

6.6

Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.7

SEF has filed or will file one or more post-effective amendments to its Registration Statement on Form N-1A (the "Post-Effective Amendments") to become effective on or before the Closing Date to register the Acquiring Fund's capital stock under the 1933 Act and to amend SEF's Registration Statement under the 1940 Act.

	6.8		As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.
6.9

It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither AST, SEF, the Acquired Fund nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties hereto will take such action, or cause such action to be taken, as is reasonably necessary to enable Godfrey & Kahn, S.C. to render the tax opinion contemplated herein by paragraph 9.5.

6.10

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

6.11

Following the transfer of Assets by the Acquired Fund to the Acquiring Fund and the assumption of liabilities of the Acquired Fund in exchange for Acquiring Fund Shares as contemplated herein, AST will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Acquired Fund after the Closing Date but prior to the date of any applicable statutory or regulatory deadlines and also will take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund in accordance with the laws of the State of Delaware and other applicable requirements.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

7.1

Prior to Closing, the Directors of SEF shall have authorized the issuance of and SEF shall have issued one share of the Acquiring Fund to the Acquired Fund in consideration of the payment of $1.00 and the Acquired Fund shall have voted affirmatively on the matters referred to in paragraph 1.4, above.

7.2

The items that are required to be delivered by the Acquiring Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Acquired Fund or its agents on or prior to the Closing Date.

7.3

All representations and warranties of SEF, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.4

The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by an authorized officer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.

7.5

The Acquired Fund shall have received on the Closing Date an opinion of Godfrey & Kahn, S.C., counsel to the Acquiring Fund, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a) SEF is a validly existing corporation in good standing under the laws of the State of Wisconsin and the Acquiring Fund is a duly established and designated series of SEF;
(b)

SEF is registered as an investment company under the 1940 Act and, to such counsel's knowledge, SEF's registration with the Commission as an investment company under the 1940 Act is in full force and effect with respect to the Acquiring Fund;

(c)

to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by SEF, on behalf of the Acquiring Fund, of the transactions contemplated in this Agreement, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and as such may be required by state securities laws;

(d)

to such counsel's knowledge, there are no legal, administrative or governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body, insofar as they related to SEF, the Acquiring Fund or their respective assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the date hereof, that are required to be described in the N-14 Registration Statement or to be filed as exhibits to the N-14 Registration Statement that are not described and filed as required or that materially and adversely affect the Acquiring Fund's business;

(e)

this Agreement has been duly authorized, executed and delivered by SEF, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of SEF, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

(f)

the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares for the Acquired Fund's assets and liabilities pursuant hereto will not, violate SEF's Articles of Incorporation or By-Laws or violate, breach or constitute a default under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking actually known to counsel to which the Acquiring Fund is a party or by which it is bound.

Such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon officers' certificates and certificates of public officials in rendering their opinion.
	7.6		The Board of Directors of SEF shall have approved this Agreement and the transactions contemplated hereby.
	7.7		The purchase of Rockhaven Asset Management, LLC by Strong Financial Corporation shall have been consummated.
8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

	8.1		The items that are required to be delivered by the Acquired Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Acquiring Fund on or prior to the Closing Date.
8.2

All representations and warranties of AST, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

8.3

The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.

8.4

The Acquiring Fund shall have received on the Closing Date an opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to AST, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) AST is a validly existing business trust in good standing under the laws of the State of Delaware and the Acquired Fund is a duly established and designated series of AST;
(b)

AST is registered as an investment company under the 1940 Act and, to such counsel's knowledge, AST's registration with the Commission as an investment company under the 1940 Act is in full force and effect with respect to the Acquired Fund;

(c)

to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by AST, on behalf of the Acquired Fund, of the transactions contemplated in this Agreement, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and as such may be required by state securities laws;

(d)

to such counsel's knowledge, there are no legal, administrative or governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body, insofar as they related to AST, the Acquired Fund or their respective assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the date hereof, that are required to be described in the N-14 Registration Statement or to be filed as exhibits to the N-14 Registration Statement that are not described and filed as required or that materially and adversely affect the Acquired Fund's business;

(e)

this Agreement has been duly authorized, executed and delivered by AST, on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund Shareholders, constitutes a valid and legally binding obligation of AST, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

(f)

the execution and delivery of this Agreement did not, and the exchange of the Acquired Fund's assets and liabilities for Acquiring Fund Shares pursuant hereto will not, violate AST's Agreement and Declaration of Trust or By-Laws or violate, breach or constitute a default under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking actually known to counsel to which the Acquired Fund is a party or by which it is bound.

Such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon officers' certificates and certificates of public officials in rendering their opinion.
8.5

The Board of Trustees of AST shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1

This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Agreement and Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act, and evidence of such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 9.1.

9.2

On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

9.3

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

9.4

The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.5

The parties shall have received an opinion of Godfrey & Kahn, S.C. addressed to each of the Acquiring Fund and the Acquired Fund, dated the Closing Date, to the effect that, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)

the transfer to the Acquiring Fund of the Assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund as a result thereof;
(c) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their shares of the Acquired Fund in exchange for Acquiring Fund Shares in connection therewith;
(d)

the aggregate tax basis of the Acquiring Fund Shares received by a current shareholder of the Acquired Fund in such exchange will be the same as the aggregate tax basis of the current shares of the Acquired Fund given upon in such exchange;

(e)

the holding period for Acquiring Fund Shares received by each Acquired Fund Shareholder in such exchange will include the holding period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided such Acquired Fund Shares were held as capital assets by such shareholder at the time of the exchange;

(f) the Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code; and
(g)

the aggregate tax basis and holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis and holding period of such assets immediately prior to the transfer thereof.

The delivery of such opinion is conditioned upon receipt by Godfrey & Kahn, S.C. of representations it shall request of each of the Acquiring Fund and the Acquired Fund.
9.6

SEF's Post-Effective Amendments under the 1933 Act and the 1940 Act shall have been declared effective by the Commission and no stop orders under the 1933 Act pertaining thereto shall have been issued, and all approvals, registrations, and exemptions under the federal and state laws considered to be necessary by SEF shall have been obtained.

10.	AMENDMENTS, WAIVERS AND TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS; GOVERNING LAW
10.1

This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of both parties hereto, notwithstanding approval hereof by the Acquired Fund Shareholders, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.

	10.2		At any time prior to the Closing Date, either of the parties may waive compliance with any of the covenants or conditions made for its benefit contained herein.
10.3

This Agreement may be terminated at any time prior to the Closing Date without liability on the part of either party hereto or its respective trustees, directors, officers or shareholders by either party on notice to the other.

10.4

Except as specified in the next sentence set forth in this paragraph 10.4, the representations, warranties or covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the Reorganization. The covenants to be performed after the Closing shall survive the Closing.

10.5

This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin, without giving effect to principles of conflicts of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Acquired Fund, shall be governed by and construed in accordance with the laws of the State of Massachusetts, without giving effect to principles of conflict of law.

11.	EXPENSES
11.1

Strong Financial Corporation shall be responsible for all expenses in connection with the Reorganization, except as set forth in this paragraph 11.1. The Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11.2

SEF, on behalf of the Acquiring Fund, and AST, on behalf of the Acquired Fund, each represents and warrants to the other that there are no business brokers or finders or other entities entitled to receive any payments in connection with the transactions provided for herein.

12.	NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, or sent by telefacsimile, and addressed as follows:

To AST, on behalf of itself and the Acquired Fund, to:
(fax)
		With a copy to:	Julie Allecta, Esq. Paul, Hastings, Janofsky & Walker LLP 345 California Street, 28th Floor San Francisco, CA 94104 (fax)
Or to Strong Financial Corporation or to SEF, on behalf of itself and the Acquiring Fund, to:
Strong Financial Corporation Attention: Richard W. Smirl 100 Heritage Reserve Menomonee Falls, WI 53051 (414) 359-3948 (fax)
		With a copy to:	Carol A. Gehl, Esq. Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, WI 53202 (414) 273-5198 (fax)
13.	MISCELLANEOUS

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by SEF and AST and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies under or by reason of this Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date set forth above.
ADVISORS SERIES TRUST
Attest:
By:	By: Name: Title:

STRONG EQUITY FUNDS, INC.
Attest:
By:	By: Name: Title:

STRONG FINANCIAL CORPORATION (solely with respect to Section 11 hereof)
Attest:
By:	By: Name: Title:

EXHIBIT C

INVESTMENT RESTRICTIONS AND LIMITATIONS

         Fundamental Policies. The following are the fundamental investment restrictions and limitations of the Funds and the corresponding Strong Funds which may not be changed without approval of the holders of a "majority" (as that term is defined in the 1940 Act) of the respective fund's outstanding shares.

ROCKHAVEN FUND AND ROCKHAVEN PREMIER DIVIDEND FUND	CORE FUND AND GROWTH FUND

The Fund is diversified. This means that as to 75% of the Fund's total assets (1) no more than 5% may be in the securities of a single issuer and (2) the Fund may not hold more than 10% of the outstanding voting securities of a single issuer.

In addition, the Fund may not:

  Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.
  Mortgage, pledge or hypothecate any of its assets except in connection with any borrowings.
  Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.
  Purchase real estate, commodities or commodity contracts. (As a matter of operating policy, the Board of Trustees may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)
  Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, or (b) to the extent the entry into a repurchase agreement is deemed to be a loan.
  Borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 5% of its total assets (including the amount borrowed).
  Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

Unless indicated otherwise below, the Fund:

  May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
  May (a) borrow money from banks, and (b) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other mutual fund in the Strong Family of Funds or other persons to the extent permitted by applicable law.
  May not issue senior securities, except as permitted under the 1940 Act.
  May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.
  May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).
  May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments, or (2) engaging in repurchase agreements.
  May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.
  May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
  May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

         Non-Fundamental Policies. The following are the non-fundamental investment restrictions and limitations of the Funds and the Strong Funds which may be changed by the applicable fund's board without shareholder approval.

ROCKHAVEN FUND AND ROCKHAVEN PREMIER DIVIDEND FUND	CORE FUND AND GROWTH FUND

The Fund may not:

  Invest in securities of other investment companies, except as permitted under the 1940 Act.
  Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.
  Invest in any issuer for purposes of exercising control or management.
  Sell securities short.
  Invest in stock index futures, currency or financial futures or related options.

Unless indicated otherwise below, the Fund may not:

  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.
  Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.
  Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.
  Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.
  Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.
  Borrow money except (a) from banks, or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.
  Make any loans other than loans of portfolio securities, except through (a) purchases of debt securities or other debt instruments, or (b) engaging in repurchase agreements.
  Make changes to the investment policy requiring a Fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, a minimum percentage of the Fund's net assets, which for purposes of this policy includes borrowings for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60-days advance notice to the Fund's shareholders.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

PART B

STATEMENT OF ADDITIONAL INFORMATION
August 2, 2002

STRONG ADVISOR LARGE COMPANY CORE FUND
STRONG LARGE COMPANY GROWTH FUND
each, a series of Strong Equity Funds, Inc.

100 Heritage Reserve
Menomonee Falls, WI 53051
1-414-359-1400
1-800-368-3863
Device for hearing impaired: 1-800-999-2780

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated August 2, 2002 relating to the joint Special Meeting of Shareholders (the "Meeting") of the Rockhaven Fund and the Rockhaven Premier Dividend Fund (collectively, the "Funds"), each a separate series of the Advisors Series Trust, to be held on Friday, August 30, 2002. The Meeting is being held to consider the following two proposals affecting the Funds: (1) approval of an investment advisory agreement between the Funds and Strong Capital Management, Inc., and (2) approval of a plan of reorganization which would combine the Funds with two newly created series of the Strong Equity Funds, Inc.: the Strong Advisor Large Company Core Fund and the Strong Large Company Growth Fund (collectively, the "Strong Funds"). Copies of the Proxy Statement/Prospectus, which has been filed with the Securities and Exchange Commission, may be obtained, without charge, by writing to the Strong Funds at P.O. Box 2936, Milwaukee, WI 53201, or by calling toll-free at 1-800-368-3863.

         This Statement of Additional Information consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated by reference herein:

    The Preliminary Statement of Additional Information of the Strong Advisor Large Company Core Fund dated June 28, 2002;
    The Preliminary Statement of Additional Information of the Strong Large Company Growth Fund dated June 28, 2002; and
    The Annual Report to Shareholders of the Funds for the fiscal year ended September 30, 2001, and the Semi-Annual Report to Shareholders of the Funds for the six months ended March 31, 2002.

         Because the Strong Funds are new and have not yet commenced operations, Annual or Semi-Annual Reports to Shareholders are not available. Similarly, because each Fund is being acquired by the corresponding Strong Fund, which is a newly created fund, pro forma financial statements are not provided in this Statement of Additional Information in connection with the proposed reorganizations.

         This Statement of Additional Information has been incorporated by reference into the Proxy Statement/Prospectus.

PART C

OTHER INFORMATION
Item 15. Indemnification

         Officers and directors of the Registrant, and of the Registrant's investment adviser and principal distributor, are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $150,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of the Registrant's Bylaws provides as follows:

ARTICLE VII. INDEMNIFICATION OF OFFICERS AND DIRECTORS

                 SECTION 7.01. Mandatory Indemnification. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

                 SECTION 7.02. Permissive Supplementary Benefits. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

SECTION 7.03. Amendment. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.
SECTION 7.04. Investment Company Act. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

         Insofar as indemnification for liability under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16. Exhibits
No.	Description	Filed Herewith
(1)(a)	Articles of Incorporation effective August 1, 1996(2)
(1)(b)	Amendment to Articles of Incorporation effective October 24, 1996(3)
(1)(c)	Amendment to Articles of Incorporation effective April 7, 1997(4)
(1)(d)	Amendment to Articles of Incorporation effective June 4, 1997(5)
(1)(e)	Amendment to Articles of Incorporation effective December 10, 1997(6)
(1)(f)	Amendment to Articles of Incorporation effective May 4, 1998(7)
(1)(g)	Amendment to Articles of Incorporation effective September 14, 1998(8)
(1)(h)	Amendment to Articles of Incorporation effective December 15, 1998(9)
(1)(i)	Amendment to Articles of Incorporation effective February 2, 1999(10)
(1)(j)	Amendment to Articles of Incorporation effective December 13, 1999(11)
(1)(k)	Amendment to Articles of Incorporation dated February 17, 2000(12)
(1)(l)	Amendment to Articles of Incorporation dated November 30, 2000(13)
(1)(m)	Amendment to Articles of Incorporation effective May 1, 2001(14)
(1)(n)	Amendment to Articles of Incorporation effective December 27, 2001(17)
(1)(o)	Form of Amendment to Articles of Incorporation to be effective August 2, 2002(20)
(2)(a)	Bylaws dated October 20, 1995(1)
(2)(b)	Amendment to Bylaws dated May 1, 1998(7)
(2)(c)	Amendment to Bylaws dated April 5, 2001(14)
(2)(d)	Amendment to Bylaws dated March 1, 2002(18)
(3)	Not applicable
(4)	Form of Agreement and Plan of Reorganization	X(21)
(5)	Not applicable
(6)(a)	Amended and Restated Investment Advisory Agreement (Excluding Index 500 Fund)(16)
(6)(b)	Amended and Restated Subadvisory Agreement (Value Fund)(16)
(6)(c)	Subadvisory Agreement (Dow 30 Value Fund)(6)
(6)(d)	Amended and Restated Subadvisory Agreement (U.S. Emerging Growth Fund)(18)
(6)(e)	Expense Cap Agreement (Core Fund and Growth Fund)(20)
(7)(a)	Distribution Agreement Investor Class, Advisor Class, Institutional Class, Class A, Class K, and Class Z Shares(14)
(7)(b)	Class B and Class C Shares Distribution Agreement(14)
(7)(c)	Dealer Agreement(12)
(7)(d)	Mutual Fund Distribution and Shareholder Services Agreement(13)
(7)(e)	Services Agreement(12)
(8)	Not applicable
(9)(a)	Custodian and Remote Access Agreement (Excluding Index 500 Fund)(15)
(9)(b)	Custody Agreement with Investors Bank and Trust (Index 500 Fund)(4)
(10)(a)	Amended and Restated Rule 12b-1 Distribution Plan(16)
(10)(b)	Amended and Restated Rule 18f-3 Multiple Class Plan(18)
(11)	Form of Opinion and Consent of Godfrey & Kahn, S.C. regarding the validity of the shares to be issued by the Registrant	X
(12)	Form of Opinion and Consent of Godfrey & Kahn, S.C. regarding certain tax matters	X
(13)(a)	Amended and Restated Transfer and Dividend Disbursing Agent Agreement(19)
(13)(b)	Shareholder Servicing Agent Agreement (Index 500 Fund)(4)
(13)(c)	Investor Class Shares Administration Agreement(17)
(13)(d)	Advisor Class Shares Administration Agreement(17)
(13)(e)	Institutional Class Shares Administration Agreement(17)
(13)(f)	Class Z Shares Administration Agreement(17)
(13)(g)	Class A, B, and C Shares Administration Agreement(17)
(13)(h)	Class K Shares Administration Agreement(20)
(14)	Consent of PricewaterhouseCoopers LLP (New York, NY)	X
(15)	Not applicable
(16)	Powers of Attorney(22)
(17)(a)	Form of Proxy ballot for Rockhaven Fund	X
(17)(b)	Form of Proxy ballot for Rockhaven Premier Dividend Fund	X
(17)(c)	Preliminary Prospectuses for Strong Advisor Large Company Core Fund and Strong Large Company Growth Fund dated June 28, 2002(20)
(17)(d)	Preliminary Statements of Additional Information for Strong Advisor Large Company Core Fund and Strong Large Company Growth Fund dated June 28, 2002(20)
(17)(e)	Prospectus for Rockhaven Fund and Rockhaven Premier Dividend Fund dated January 28, 2002(23)
(17)(f)	Statement of Additional Information for Rockhaven Fund and Rockhaven Premier Dividend Fund dated January 28, 2002(23)
(17)(g)	Annual Report to Shareholders of the Rockhaven Fund and the Rockhaven Premier Dividend Fund for the fiscal year ended September 30, 2001(24)
(17)(h)	Semi-Annual Report to Shareholders of the Rockhaven Fund and the Rockhaven Premier Dividend Fund for the six months ended March 31, 2002(25)
(17)(i)	Rockhaven Proxy Voting Instructions	X

(1)	Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on or about December 15, 1995.

(2)	Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed on or about October 17, 1996.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed on or about December 30, 1996.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on or about April 25, 1997.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A filed on or about June 27, 1997.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A filed on or about December 24, 1997.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A filed on or about May 18, 1998.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A filed on or about September 28, 1998.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A filed on or about December 30, 1998.

(10)	Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed on or about March 2, 1999.

(11)	Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A filed on or about December 27, 1999.

(12)	Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on or about February 22, 2000.

(13)	Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on or about November 29, 2000.

(14)	Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A filed on or about April 27, 2001.

(15)	Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A filed on or about June 29, 2001.

(16)	Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A filed on or about August 3, 2001.

(17)	Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A filed on or about December 27, 2001.

(18)	Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A filed on or about April 29, 2002.

(19)	Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A filed on or about May 6, 2002.

(20)

Incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A relating to the Strong Advisor Large Company Core Fund and the Strong Large Company Growth Fund filed on or about June 28, 2002.

(21)	Filed herewith as Exhibit B to Part A of this Form N-14.

(22)

Incorporated by reference to powers of attorney filed with Post-Effective Amendment Nos. 43 and 45 to Registrant's Registration Statement on Form N-1A filed on or about December 27, 2001 and May 6, 2002, respectively.

(23)

Incorporated herein by reference to Post-Effective Amendment No. 89 to Advisors Series Trust's Registration Statement on Form N-1A relating to the Rockhaven Fund and the Rockhaven Premier Dividend Fund filed on January 24, 2002.

(24)	Incorporated by reference to the Advisors Series Trust's Form N-30D relating to the Rockhaven Fund and the Rockhaven Premier Dividend Fund filed on January 16, 2002.

(25)	Incorporated by reference to the Advisors Series Trust's Form N-30D relating to the Rockhaven Fund and the Rockhaven Premier Dividend Fund filed on June 11, 2002.

Item 17. Undertakings
(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin as of the 28th day of June, 2002.
STRONG EQUITY FUNDS, INC. (Registrant)

BY: /s/ Richard W. Smirl Richard W. Smirl, Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and as of the date indicated.
Name	Title	Dated As Of
/s/ Richard S. Strong Richard S. Strong	Chairman of the Board (Principal Executive Officer) and a Director	June 28, 2002
/s/ John W. Widmer John W. Widmer	Treasurer (Principal Financial and Accounting Officer)	June 28, 2002
/s/ Willie D. Davis Willie D. Davis*	Director	June 28, 2002
/s/ William F. Vogt William F. Vogt*	Director	June 28, 2002
/s/ Stanley Kritzik Stanley Kritzik*	Director	June 28, 2002
/s/ Neal Malicky Neal Malicky*	Director	June 28, 2002
/s/ Gordon Greer Gordon Greer*	Director	June 28, 2002

* Richard W. Smirl signs this document pursuant to the powers of attorney filed with Post-Effective Amendment Nos. 43 and 45 to the Registrant's Registration Statement on Form N-1A.
By: /s/ Richard W. Smirl Richard W. Smirl